UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06563

CALVERT WORLD VALUES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2023

Date of Reporting Period

Explanatory Note:

This Form N-CSR/A amends Form N-CSR of the registrant for the annual reporting period ended September 30, 2023, originally filed with the Securities and Exchange Commission on November 27, 2023 (Accession No. 0001193125-23-283203). The purpose of the amendment is to include the annual report for Calvert International Equity Fund that was omitted in error and to remove the duplicate inclusion of the annual report for Calvert International Opportunities Fund. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, nor modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders

Calvert
Mid-Cap Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
Mid-Cap Fund

Calvert
Mid-Cap Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, U.S. equity performance was strong. The S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%; the blue-chip Dow Jones Industrial Average® returned 19.18%; and the tech-heavy Nasdaq Composite Index returned 26.11%.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Mid-Cap Fund (the Fund) returned 10.07% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell Midcap® Index (the Index), which returned 13.45%.
Security selections detracted most from returns relative to the Index during the period. Selections in the financials, health care, and consumer staples sectors particularly weighed on relative performance. A lack of exposure to the energy sector and an overweight exposure to the health care sector also detracted from relative returns.
Although security selections overall were detrimental to relative returns, selections in several sectors -- including information technology (IT), materials, and industrials --contributed during the period. An overweight exposure to the IT and industrials sectors, and an underweight exposure to the communication services sector were also beneficial to relative returns.
On an individual stock basis, the share price of First Republic Bank, a San-Francisco-based regional commercial bank that focuses on high-net-worth clients, fell after its customers lost confidence in the bank and withdrew uninsured deposits. By period-end, the stock was sold from the Fund.
The share price of Dollar General Corp. (Dollar General), a low-price retailer of food, personal, and household products, dropped after the company reported lower-than-forecast revenue and earnings due to tapering COVID stimulus funding and rising inflation, which lowered the purchasing power of the retailer’s lower-income customers. In response, Dollar General reduced its guidance -- or financial expectations -- for 2023. By period-end, the stock was sold from the Fund.
Royalty Pharma Plc. (Royalty Pharma) finances innovation in the biopharmaceuticals industry by purchasing royalties on prominent drugs. Its share price fell as the Biden administration sought to lower certain drug prices, leading to investor concerns that Royalty Pharma’s profitability might decrease.
On the up side, Fair Isaac Corp. (FICO), a data analytics company specializing in credit scoring, contributed to relative performance during the period. FICO’s share price rose after it announced better-than-expected 2022 fiscal year earnings. FICO was able to increase its prices because of a strong competitive position within its industry.
The share price of Synopsys, Inc. (Synopsys), a provider of software products and consulting services for semiconductor design, rose on stronger-than-expected second-quarter financial results. Investor interest in artificial intelligence, or AI, further propelled Synopsys’ share price during the period.
The share price of Copart, Inc., which conducts online auctions of used vehicles, rose after the company reported better-than-expected earnings during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Mid-Cap Fund
September 30, 2023
Performance

Portfolio Manager(s) Michael D. McLean, CFA, J. Griffith Noble, CFA and Prachi Samundra, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/1994	10/31/1994	10.07%	3.21%	5.38%
Class A with 5.25% Maximum Sales Charge	—	—	4.29	2.10	4.81
Class C at NAV	10/31/1994	10/31/1994	9.26	2.44	4.74
Class C with 1% Maximum Deferred Sales Charge	—	—	8.26	2.44	4.74
Class I at NAV	06/03/2003	10/31/1994	10.35	3.47	5.76

Russell Midcap® Index	—	—	13.45%	6.38%	8.98%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.23%	1.98%	0.98%
Net	1.18	1.93	0.93
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$15,889	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,751,828	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Mid-Cap Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Cooper Cos., Inc. (The)	2.9%
VeriSign, Inc.	2.9
Rentokil Initial PLC ADR	2.8
Tyler Technologies, Inc.	2.8
AptarGroup, Inc.	2.8
Wyndham Hotels & Resorts, Inc.	2.8
Sysco Corp.	2.6
Alliant Energy Corp.	2.6
O'Reilly Automotive, Inc.	2.5
Equity LifeStyle Properties, Inc.	2.5
Total	27.2%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
Mid-Cap Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
Mid-Cap Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 956.40	$5.79 **	1.18%
Class C	$1,000.00	$ 952.90	$9.45 **	1.93%
Class I	$1,000.00	$ 957.90	$4.56 **	0.93%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.15	$5.97 **	1.18%
Class C	$1,000.00	$1,015.39	$9.75 **	1.93%
Class I	$1,000.00	$1,020.41	$4.71 **	0.93%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
Mid-Cap Fund
September 30, 2023
Schedule of Investments

Common Stocks — 100.4%

Security	Shares	Value
Automobile Components — 4.1%
Aptiv PLC(1)	43,298	$ 4,268,750
Dorman Products, Inc.(1)	66,224	5,017,130
		$ 9,285,880
Automobiles — 0.6%
Harley-Davidson, Inc.	44,225	$ 1,462,078
		$ 1,462,078
Banks — 1.0%
Commerce Bancshares, Inc.	48,105	$ 2,308,078
		$ 2,308,078
Building Products — 2.0%
Trex Co., Inc.(1)	72,747	$ 4,483,398
		$ 4,483,398
Capital Markets — 5.7%
LPL Financial Holdings, Inc.	18,634	$ 4,428,370
MarketAxess Holdings, Inc.	16,503	3,525,701
Tradeweb Markets, Inc., Class A	62,756	5,033,031
		$ 12,987,102
Chemicals — 1.8%
Quaker Chemical Corp.	26,384	$ 4,221,440
		$ 4,221,440
Commercial Services & Supplies — 5.2%
Copart, Inc.(1)	126,082	$ 5,432,873
Rentokil Initial PLC ADR(2)	175,852	6,515,317
		$ 11,948,190
Communications Equipment — 2.1%
Motorola Solutions, Inc.	18,099	$ 4,927,272
		$ 4,927,272
Consumer Staples Distribution & Retail — 3.9%
Casey's General Stores, Inc.	10,817	$ 2,937,032
Sysco Corp.	89,112	5,885,847
		$ 8,822,879
Containers & Packaging — 2.8%
AptarGroup, Inc.	51,392	$ 6,426,056
		$ 6,426,056
Electric Utilities — 4.0%
Alliant Energy Corp.	121,200	$ 5,872,140
Xcel Energy, Inc.	59,507	3,404,991
		$ 9,277,131
Security	Shares	Value
Electrical Equipment — 2.9%
AMETEK, Inc.	34,813	$ 5,143,969
Generac Holdings, Inc.(1)	14,324	1,560,743
		$ 6,704,712
Electronic Equipment, Instruments & Components — 1.6%
TE Connectivity, Ltd.	29,319	$ 3,621,776
		$ 3,621,776
Financial Services — 1.1%
Euronet Worldwide, Inc.(1)	32,271	$ 2,561,672
		$ 2,561,672
Ground Transportation — 0.9%
Landstar System, Inc.	11,572	$ 2,047,550
		$ 2,047,550
Health Care Equipment & Supplies — 7.9%
Cooper Cos., Inc. (The)	20,603	$ 6,551,960
Envista Holdings Corp.(1)	103,215	2,877,634
IDEXX Laboratories, Inc.(1)	7,377	3,225,741
Teleflex, Inc.	28,115	5,522,067
		$ 18,177,402
Health Care Providers & Services — 1.0%
R1 RCM, Inc.(1)	153,901	$ 2,319,288
		$ 2,319,288
Hotels, Restaurants & Leisure — 4.9%
Domino's Pizza, Inc.	13,130	$ 4,973,513
Wyndham Hotels & Resorts, Inc.	90,985	6,327,097
		$ 11,300,610
Industrial REITs — 2.3%
Rexford Industrial Realty, Inc.	105,204	$ 5,191,817
		$ 5,191,817
Insurance — 7.4%
RLI Corp.	32,377	$ 4,399,710
Ryan Specialty Holdings, Inc.(1)	73,908	3,577,147
W.R. Berkley Corp.	67,706	4,298,654
White Mountains Insurance Group, Ltd.	3,078	4,603,734
		$ 16,879,245
IT Services — 2.9%
VeriSign, Inc.(1)	32,281	$ 6,537,871
		$ 6,537,871
Machinery — 5.8%
Graco, Inc.	65,316	$ 4,760,230
Middleby Corp. (The)(1)	26,556	3,399,168

7
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Nordson Corp.	22,743	$ 5,075,555
		$ 13,234,953
Multi-Utilities — 2.5%
CMS Energy Corp.	105,996	$ 5,629,448
		$ 5,629,448
Pharmaceuticals — 2.9%
Jazz Pharmaceuticals PLC(1)	22,160	$ 2,868,391
Royalty Pharma PLC, Class A	136,338	3,700,213
		$ 6,568,604
Professional Services — 1.2%
Ceridian HCM Holding, Inc.(1)	39,313	$ 2,667,387
		$ 2,667,387
Residential REITs — 4.5%
Equity LifeStyle Properties, Inc.	90,898	$ 5,791,112
Mid-America Apartment Communities, Inc.	34,497	4,438,039
		$ 10,229,151
Semiconductors & Semiconductor Equipment — 2.4%
Microchip Technology, Inc.	71,642	$ 5,591,658
		$ 5,591,658
Software — 6.9%
Fair Isaac Corp.(1)	4,376	$ 3,800,687
Synopsys, Inc.(1)	11,946	5,482,856
Tyler Technologies, Inc.(1)	16,743	6,465,142
		$ 15,748,685
Specialized REITs — 2.1%
Lamar Advertising Co., Class A	58,368	$ 4,871,977
		$ 4,871,977
Specialty Retail — 2.9%
O'Reilly Automotive, Inc.(1)	6,383	$ 5,801,253
RH (1)(2)	2,925	773,253
		$ 6,574,506
Trading Companies & Distributors — 3.1%
Core & Main, Inc., Class A(1)	175,364	$ 5,059,251
United Rentals, Inc.	4,501	2,001,010
		$ 7,060,261
Total Common Stocks (identified cost $219,486,403)		$229,668,077

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(3)(4)	$360	$ 355,064
Total High Social Impact Investments (identified cost $360,000)		$ 355,064

Short-Term Investments — 0.0%(5)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	6,229	$ 6,229
Total Short-Term Investments (identified cost $6,229)		$ 6,229
Total Investments — 100.6% (identified cost $219,852,632)		$230,029,370
Other Assets, Less Liabilities — (0.6)%		$ (1,380,706)
Net Assets — 100.0%		$ 228,648,664

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $2,844,865.
(3)	May be deemed to be an affiliated company (see Note 7).
(4)	Restricted security. Total market value of restricted securities amounts to $355,064, which represents 0.2% of the net assets of the Fund as of September 30, 2023.
(5)	Amount is less than 0.05%.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.

8
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Schedule of Investments — continued

Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$360,000

Abbreviations:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
9
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $219,486,403) - including $2,844,865 of securities on loan	$ 229,668,077
Investments in securities of affiliated issuers, at value (identified cost $366,229)	361,293
Receivable for capital shares sold	85,179
Dividends receivable	170,888
Dividends and interest receivable - affiliated	6,498
Securities lending income receivable	386
Receivable from affiliates	29,797
Directors' deferred compensation plan	158,000
Total assets	$230,480,118
Liabilities
Payable for capital shares redeemed	$ 1,095,446
Payable to affiliates:
Investment advisory fee	130,814
Administrative fee	24,163
Distribution and service fees	33,177
Sub-transfer agency fee	17,410
Directors' deferred compensation plan	158,000
Accrued expenses	122,444
Demand note payable	250,000
Total liabilities	$ 1,831,454
Net Assets	$228,648,664
Sources of Net Assets
Paid-in capital	$ 219,653,423
Distributable earnings	8,995,241
Net Assets	$228,648,664
Class A Shares
Net Assets	$ 140,598,020
Shares Outstanding	4,450,544
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 31.59
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 33.34
Class C Shares
Net Assets	$ 3,654,420
Shares Outstanding	190,046
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 19.23
10
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 84,396,224
Shares Outstanding	2,169,279
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 38.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income	$ 3,125,593
Dividend income - affiliated issuers	123,309
Interest income - affiliated issuers	5,400
Securities lending income, net	9,645
Total investment income	$ 3,263,947
Expenses
Investment advisory fee	$ 1,668,174
Administrative fee	307,970
Distribution and service fees:
Class A	376,479
Class C	46,096
Directors' fees and expenses	17,147
Custodian fees	4,333
Transfer agency fees and expenses	353,485
Accounting fees	60,772
Professional fees	44,824
Registration fees	54,310
Reports to shareholders	41,875
Miscellaneous	29,824
Total expenses	$ 3,005,289
Waiver and/or reimbursement of expenses by affiliates	$ (197,985)
Net expenses	$ 2,807,304
Net investment income	$ 456,643
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 1,773,755
Net realized gain	$ 1,773,755
Change in unrealized appreciation (depreciation):
Investment securities	$ 23,221,025
Investment securities - affiliated issuers	20,710
Net change in unrealized appreciation (depreciation)	$23,241,735
Net realized and unrealized gain	$25,015,490
Net increase in net assets from operations	$25,472,133
12
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 456,643	$ 75,248
Net realized gain	1,773,755	2,434,746
Net change in unrealized appreciation (depreciation)	23,241,735	(72,530,105)
Net increase (decrease) in net assets from operations	$ 25,472,133	$ (70,020,111)
Distributions to shareholders:
Class A	$ (50,586)	$ (22,683,407)
Class C	—	(1,286,728)
Class I	(233,247)	(14,188,529)
Total distributions to shareholders	$ (283,833)	$ (38,158,664)
Capital share transactions:
Class A	$ (12,339,154)	$ 17,137,117
Class C	(1,442,515)	(149,927)
Class I	(23,056,768)	17,639,759
Net increase (decrease) in net assets from capital share transactions	$ (36,838,437)	$ 34,626,949
Net decrease in net assets	$ (11,650,137)	$ (73,551,826)
Net Assets
At beginning of year	$ 240,298,801	$ 313,850,627
At end of year	$228,648,664	$240,298,801
13
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 28.71	$ 41.79	$ 33.96	$ 34.69	$ 34.84
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.03	$ (0.02)	$ (0.12)	$ 0.05	$ 0.09
Net realized and unrealized gain (loss)	2.86	(7.90)	8.28	1.07	1.85
Total income (loss) from operations	$ 2.89	$ (7.92)	$ 8.16	$ 1.12	$ 1.94
Less Distributions
From net investment income	$ (0.01)	$ —	$ (0.00)(2)	$ (0.03)	$ (0.08)
From net realized gain	—	(5.16)	(0.33)	(1.82)	(2.01)
Total distributions	$ (0.01)	$ (5.16)	$ (0.33)	$ (1.85)	$ (2.09)
Net asset value — End of year	$ 31.59	$ 28.71	$ 41.79	$ 33.96	$ 34.69
Total Return(3)	10.07%	(22.06)%	24.13%	3.20%	6.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$140,598	$138,646	$183,991	$149,112	$158,005
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.26%	1.23%	1.22%	1.26%	1.30%
Net expenses	1.18% (5)	1.18% (5)	1.18%	1.18%	1.19%
Net investment income (loss)	0.09%	(0.07)%	(0.30)%	0.15%	0.27%
Portfolio Turnover	27%	109%	79%	70%	83%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
14
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 17.60	$ 27.53	$ 22.64	$ 23.83	$ 24.65
Income (Loss) From Operations
Net investment loss(1)	$ (0.13)	$ (0.18)	$ (0.28)	$ (0.14)	$ (0.11)
Net realized and unrealized gain (loss)	1.76	(4.78)	5.50	0.73	1.23
Total income (loss) from operations	$ 1.63	$ (4.96)	$ 5.22	$ 0.59	$ 1.12
Less Distributions
From net realized gain	$ —	$ (4.97)	$ (0.33)	$ (1.78)	$ (1.94)
Total distributions	$ —	$ (4.97)	$ (0.33)	$ (1.78)	$ (1.94)
Net asset value — End of year	$19.23	$ 17.60	$27.53	$22.64	$ 23.83
Total Return(2)	9.26%	(22.63)%	23.20%	2.40%	5.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,654	$ 4,612	$ 7,469	$ 8,787	$14,535
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.01%	1.98%	1.98%	2.01%	2.05%
Net expenses	1.93% (4)	1.93% (4)	1.93%	1.93%	1.94%
Net investment loss	(0.65)%	(0.82)%	(1.05)%	(0.62)%	(0.49)%
Portfolio Turnover	27%	109%	79%	70%	83%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
15
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 35.34	$ 50.28	$ 40.77	$ 41.25	$ 40.97
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.14	$ 0.09	$ (0.03)	$ 0.16	$ 0.21
Net realized and unrealized gain (loss)	3.52	(9.77)	9.95	1.27	2.24
Total income (loss) from operations	$ 3.66	$ (9.68)	$ 9.92	$ 1.43	$ 2.45
Less Distributions
From net investment income	$ (0.09)	$ (0.08)	$ (0.08)	$ (0.09)	$ (0.16)
From net realized gain	—	(5.18)	(0.33)	(1.82)	(2.01)
Total distributions	$ (0.09)	$ (5.26)	$ (0.41)	$ (1.91)	$ (2.17)
Net asset value — End of year	$ 38.91	$ 35.34	$ 50.28	$ 40.77	$ 41.25
Total Return(2)	10.35%	(21.87)%	24.45%	3.45%	6.85%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$84,396	$97,041	$122,391	$76,327	$46,533
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.01%	0.98%	0.97%	1.01%	1.05%
Net expenses	0.93% (4)	0.93% (4)	0.93%	0.93%	0.91%
Net investment income (loss)	0.34%	0.20%	(0.06)%	0.40%	0.54%
Portfolio Turnover	27%	109%	79%	70%	83%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
16
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Mid-Cap Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
17

Calvert
Mid-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 229,668,077(1)	$ —	$ —	$ 229,668,077
High Social Impact Investments	—	355,064	—	355,064
Short-Term Investments	6,229	—	—	6,229
Total Investments	$229,674,306	$355,064	$ —	$230,029,370

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.65% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $1,668,174.
18

Calvert
Mid-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $4,446 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.18%, 1.93% and 0.93% for Class A, Class C and Class I, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $193,539.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $307,970.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $376,479 and $46,096 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $12,737 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received less than $100 and $241 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $75,463 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $68,765,839 and $98,695,397, respectively.
19

Calvert
Mid-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$283,833	$ 4,740,634
Long-term capital gains	$ —	$33,418,030
During the year ended September 30, 2023, distributable earnings was decreased by $1,641 and paid-in capital was increased by $1,641 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 31,603
Deferred capital losses	(1,224,431)
Net unrealized appreciation	10,188,069
Distributable earnings	$ 8,995,241
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $1,224,431 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $1,224,431 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$219,841,301
Gross unrealized appreciation	$ 29,520,330
Gross unrealized depreciation	(19,332,261)
Net unrealized appreciation	$ 10,188,069
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
20

Calvert
Mid-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the total value of securities on loan was $2,844,865 and the total value of collateral received was $2,898,060, comprised of U.S. government and/or agencies securities.
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
At September 30, 2023, the Fund had a balance outstanding pursuant to this line of credit of $250,000 at an annual interest rate of 6.33%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2023. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2023, the value of the Fund’s investment in the Notes and in funds that may be deemed to be affiliated was $361,293, which represents 0.2% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 334,354	$ —	$ —	$ —	$ 20,710	$ 355,064	$ 5,400	$360,000
Short-Term Investments
Liquidity Fund	5,423,426	52,667,716	(58,084,913)	—	—	6,229	123,309	6,229
Total				$ —	$20,710	$361,293	$128,709

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
21

Calvert
Mid-Cap Fund
September 30, 2023
Notes to Financial Statements — continued

Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	212,781	$ 6,880,015	368,297	$ 13,357,278
Reinvestment of distributions	1,549	48,798	569,411	21,853,997
Shares redeemed	(592,319)	(19,267,967)	(511,755)	(18,074,158)
Net increase (decrease)	(377,989)	$(12,339,154)	425,953	$ 17,137,117
Class C
Shares sold	14,125	$ 277,364	18,402	$ 425,732
Reinvestment of distributions	—	—	53,032	1,255,259
Shares redeemed	(86,038)	(1,719,879)	(80,741)	(1,830,918)
Net decrease	(71,913)	$ (1,442,515)	(9,307)	$ (149,927)
Class I
Shares sold	501,247	$ 20,066,342	1,148,431	$ 52,061,444
Reinvestment of distributions	5,935	229,870	296,205	13,963,127
Shares redeemed	(1,083,692)	(43,352,980)	(1,133,056)	(48,384,812)
Net increase (decrease)	(576,510)	$(23,056,768)	311,580	$ 17,639,759
22

Calvert
Mid-Cap Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Mid-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Mid-Cap Fund (the "Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
23

Calvert
Mid-Cap Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $2,280,421, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
24

Calvert
Mid-Cap Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
25

Calvert
Mid-Cap Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Mid-Cap Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2022. The Board took into account management’s discussion of the Fund’s recent performance, noting that a new portfolio management team had assumed responsibility for the day-to-day management of the Fund in the latter half of 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
26

Calvert
Mid-Cap Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were below the median of the Fund’s expense group and the Fund’s total expenses (net of waivers and/or reimbursements) were at the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
27

Calvert
Mid-Cap Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
28

Calvert
Mid-Cap Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2005	Attorney. Other Directorships. Palm Management Corporation.
29

Calvert
Mid-Cap Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
30

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

31

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
32

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
33

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Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
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24209     9.30.23

Calvert
Emerging Markets Advancement Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
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Annual Report September 30, 2023
Calvert
Emerging Markets Advancement Fund

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
The MSCI Emerging Markets Index (the Index) returned 11.70% in U.S. dollar terms for the 12-month period ended September 30, 2023.
Generally, emerging markets recorded strong overall performance during the fourth quarter of 2022. Most of the Index’s returns were generated in November boosted by hopes that the tightening monetary policy by the U.S. Federal Reserve (the Fed) might be slowing, and that any possible economic recession might be shallow in nature. However, that brief optimism faded in December when the Fed raised its federal funds rate for the seventh time during the calendar year, reiterating its commitment to fighting inflation.
Although emerging markets started 2023 on sound footing, particularly after China ended its strict zero-COVID shutdowns and reopened its economic markets, investors soon became spooked as both U.S. and European banks continued to raise interest rates during the opening months of the year to keep consumer demand from overheating and stoking inflation. The Fed’s “higher-for-longer” rate policy dampened stock investor appetites for risk, and the outlook for emerging markets dimmed. In addition, the Fed’s hawkish monetary policy strengthened the U.S. dollar and U.S. yields, making dollar-denominated debt more expensive, consequently reducing capital inflows to emerging markets.
Latin America was the best-performing emerging market as a variety of its economic indicators improved during the period. Brazil outperformed the Index against the backdrop of easing fiscal concerns following the election of President Lula da Silva, and as disinflation led to a cut in the Brazilian federal funds rate -- the selic -- in August. Chile’s central bank cut its rate in July 2023.
Asia, excluding Japan, performed generally in line with the Index during the period. This despite weakness in Chinese equities during the second and third quarters of 2023, and as market indicators pointed to a lackluster economic recovery and problems within China’s real estate sector. Taiwan and South Korea posted strong returns, boosted by the information technology (IT) sector as investors rushed to buy artificial intelligence, or AI-related stocks, and as demand for memory chips rebounded.
India underperformed the Index, dragged down by negative investor sentiment from elevated valuations, below consensus economic data, and fraud allegations at a major conglomerate during the period. In the emerging Europe, Middle East, and Africa regions, South Africa underperformed the Index given elevated macroeconomic risks, including inflation expectations, interest rate increases, currency weakness, and power shortages. Saudi Arabia, Qatar, and Kuwait also posted negative returns during the period.
At the sector level, the period was marked by a wide dispersion in returns. The IT and energy sectors finished at the top, while the utilities and real estate sectors finished at the bottom during the period.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Emerging Markets Advancement Fund (the Fund) returned 8.18% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI Emerging Markets Index (the Index), which returned 11.70%.
The Fund tends to select companies from the Calvert Emerging Markets Responsible Index. Generally, Fund managers pursue overweight positions in countries they believe may improve environmental, social, and governance (ESG) performance; and conversely pursue underweight positions in countries they believe may not.
The Fund’s underweight exposure to China -- the Index’s largest constituent country -- was the largest detractor from returns relative to the Index during the period. Early in the period, China’s market rallied sharply following the end of the country’s stringent COVID policies.
The Fund’s underweight exposure to Brazil also detracted from relative returns as the South American country performed better than management had expected following the election of President Lula da Silva. Investor sentiment was also buoyed by anticipated interest rate cuts.
The Fund’s underweight exposure to India further weighed on returns relative to the Index during the period. Investors overlooked concerns over high stock valuations and drove India’s market higher on the theory that its economy might benefit from businesses seeking alternatives to China.
In contrast, Hungary, Turkey, and Greece were the best-performing markets within the Index during the period. Rising interest rates from central banks seeking to tame inflation drove performance in Hungary and Greece, which were heavily represented by bank stocks within the Index. Turkey benefited from being an investment haven from high inflation during the period.
The Fund’s overweight exposure to Greece contributed most to relative performance during the period. Greece benefited from COVID-related aid by the European Union and grew faster than the EU overall. Greek banks were particularly helped by the European Central Bank raising rates during the period.
The Fund’s out-of-Index allocation to the Republic of Georgia also enhanced relative returns during the period as an influx of Russian immigrants -- fleeing their own government -- helped drive up Georgia’s bank stock prices.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

The Fund’s overweight exposure to South Korea further contributed to relative returns during the period. South Korea outperformed the Index on the strength of Samsung Electronics Co. Ltd. and SK Hynix, Inc., technology companies that benefited from a surging fascination with artificial intelligence, or AI.
The Fund’s use of derivatives contributed to returns during the period. The Fund held a short position in the Chinese renminbi, and long Index futures in an effort to manage market volatility during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Performance

Portfolio Manager(s) Marshall Stocker, Ph.D., CFA and Steven Vanne, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/01/2019	10/01/2019	8.18%	—%	2.72%
Class A with 5.25% Maximum Sales Charge	—	—	2.53	—	1.36
Class I at NAV	10/01/2019	10/01/2019	8.48	—	2.98

MSCI Emerging Markets Index	—	—	11.70%	0.55%	1.27%
Calvert Emerging Markets Responsible Index	—	—	13.54	—	1.83

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	1.36%	1.11%
Net	1.22	0.97
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/01/2019	$1,124,564	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Samsung Electronics Co., Ltd.	5.3%
Public Power Corp. S.A.	3.4
Eurobank Ergasias S.A., Class A	3.2
Georgia Capital PLC	3.1
Emirates Telecommunications Group Co. PJSC	3.1
Piraeus Financial Holdings S.A.	2.8
Bank of Georgia Group PLC	2.6
Tencent Holdings, Ltd.	2.6
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4
JUMBO S.A.	2.4
Total	30.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Calvert Emerging Markets Responsible Index (the Index) is composed of equity securities of companies that are located in or tied economically to countries that Calvert Research and Management has classified as emerging market countries and that meet certain environmental, social and governance criteria. The Index is reconstituted annually and rebalanced quarterly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund's or oldest share class's inception, as applicable.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
6

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,003.00	$6.03 **	1.20%
Class I	$1,000.00	$1,005.00	$4.77 **	0.95%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.05	$6.07 **	1.20%
Class I	$1,000.00	$1,020.31	$4.81 **	0.95%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Schedule of Investments

Common Stocks — 98.5%

Security	Shares	Value
China — 15.0%
AAC Technologies Holdings, Inc.	22,000	$ 37,521
Alibaba Health Information Technology, Ltd.(1)	154,000	95,149
A-Living Smart City Services Co., Ltd.(1)(2)	24,500	13,794
BeiGene, Ltd.(1)	14,400	198,676
Beijing Enterprises Water Group, Ltd.	136,000	29,602
Blue Moon Group Holdings, Ltd.(2)	64,000	21,200
BYD Co., Ltd., Class H	12,000	369,723
BYD Electronic International Co., Ltd.	20,500	93,131
China Communications Services Corp., Ltd., Class H	106,000	44,472
China Conch Venture Holdings, Ltd.	63,500	54,049
China Datang Corp. Renewable Power Co., Ltd., Class H	77,000	18,260
China Everbright Environment Group, Ltd.	151,000	51,889
China International Capital Corp., Ltd., Class H(2)	40,000	73,011
China International Marine Containers Group Co., Ltd., Class H	37,000	21,268
China Jinmao Holdings Group, Ltd.	186,000	23,914
China Lesso Group Holdings, Ltd.	42,000	22,291
China Literature, Ltd.(1)(2)	14,600	53,150
China Medical System Holdings, Ltd.	31,000	46,788
China Meidong Auto Holdings, Ltd.	26,000	14,207
China Mengniu Dairy Co., Ltd.	53,000	176,784
China Overseas Land & Investment, Ltd.	84,000	173,562
China Pacific Insurance Group Co., Ltd., Class H	62,400	155,344
China Resources Cement Holdings, Ltd.	94,000	24,029
China Resources Gas Group, Ltd.	39,100	114,331
China Resources Land, Ltd.	54,000	214,442
China Resources Pharmaceutical Group, Ltd.(2)	39,000	25,838
China Ruyi Holdings, Ltd.(1)(3)	216,000	55,796
China State Construction International Holdings, Ltd.	78,000	81,947
China Tower Corp, Ltd., Class H(2)	1,138,000	108,713
China Vanke Co., Ltd., Class H	83,100	91,409
Chinasoft International, Ltd.	96,000	68,101
Chindata Group Holdings, Ltd. ADR(1)	4,300	35,690
Country Garden Holdings Co., Ltd.(1)(3)	528,000	60,879
Country Garden Services Holdings Co., Ltd.(3)	96,000	98,040
CSPC Pharmaceutical Group, Ltd.	158,000	115,552
Dongyue Group, Ltd.	67,000	50,175
ENN Energy Holdings, Ltd.	15,300	126,075
Far East Horizon, Ltd.	59,000	42,440
Flat Glass Group Co., Ltd., Class H(3)	16,000	35,795
Fuyao Glass Industry Group Co., Ltd., Class H(2)	23,600	107,954
GDS Holdings, Ltd. ADR(1)(3)	4,000	43,800
Geely Automobile Holdings, Ltd.	135,000	158,318
Great Wall Motor Co., Ltd., Class H(3)	64,500	76,485
Greentown China Holdings, Ltd.	30,500	31,539
Greentown Service Group Co., Ltd.(3)	52,000	23,300
Guangdong Investment, Ltd.	126,000	96,036
H World Group, Ltd. ADR(1)	4,400	173,492
Haichang Ocean Park Holdings, Ltd.(1)(2)(3)	120,000	17,886
Haidilao International Holding, Ltd.(2)	43,000	114,652
Security	Shares	Value
China (continued)
Haier Smart Home Co., Ltd., Class H	56,000	$ 175,032
Haitong Securities Co., Ltd., Class H	118,000	70,550
Hangzhou Tigermed Consulting Co., Ltd., Class H(2)(3)	3,000	15,732
Hansoh Pharmaceutical Group Co., Ltd.(2)	26,000	35,298
Hengan International Group Co., Ltd.	29,500	93,858
Hopson Development Holdings, Ltd.(1)	30,600	18,425
Hua Hong Semiconductor, Ltd.(1)(2)(3)	22,000	55,318
Huatai Securities Co., Ltd., Class H(2)	63,000	80,325
Hygeia Healthcare Holdings Co., Ltd.(2)	10,000	55,953
Innovent Biologics, Inc.(1)(2)	21,500	104,432
JD Health International, Inc.(1)(2)(3)	21,800	112,027
JD Logistics, Inc.(1)(2)	49,700	62,845
JD.com, Inc. ADR	14,700	428,211
Jiangsu Expressway Co., Ltd., Class H	52,000	46,903
Jiumaojiu International Holdings, Ltd.(2)(3)	31,000	41,949
JS Global Lifestyle Co., Ltd.(2)	43,500	7,193
Kingboard Chemical Holdings, Ltd.	29,500	66,075
Kingdee International Software Group Co., Ltd.(1)	60,000	73,432
Kingsoft Corp., Ltd.	20,200	72,787
Longfor Group Holdings, Ltd.(2)	54,500	97,424
Lufax Holding, Ltd. ADR	29,100	30,846
Meituan, Class B(1)(2)	48,400	700,648
Microport Scientific Corp.(1)(3)	18,600	27,972
Ming Yuan Cloud Group Holdings, Ltd.(1)(3)	10,000	4,349
NetEase, Inc. ADR	4,900	490,784
NIO, Inc. ADR(1)	28,700	259,448
Nongfu Spring Co., Ltd., Class H(2)	35,400	203,022
PDD Holdings, Inc. ADR(1)	6,800	666,876
Pharmaron Beijing Co., Ltd., Class H(2)	7,050	16,695
Ping An Healthcare and Technology Co., Ltd.(1)(2)(3)	14,800	34,439
Qifu Technology, Inc. ADR	5,000	76,800
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	70,400	61,692
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	12,000	28,063
Shanghai Fudan Microelectronics Group Co., Ltd., Class H(3)	8,000	17,097
Shanghai Junshi Biosciences Co., Ltd., Class H(1)(2)	2,800	6,235
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	18,000	28,026
Sino Biopharmaceutical, Ltd.	285,000	102,587
Sinopharm Group Co., Ltd., Class H	39,200	113,653
Sunny Optical Technology Group Co., Ltd.	17,200	119,200
Tencent Holdings, Ltd.	63,600	2,465,386
Tencent Music Entertainment Group ADR(1)	16,100	102,718
Tingyi Cayman Islands Holding Corp.	68,000	94,891
Tongcheng Travel Holdings, Ltd.(1)	43,600	95,366
Topsports International Holdings, Ltd.(2)	135,000	102,066
TravelSky Technology, Ltd., Class H	28,000	48,282
Trip.com Group, Ltd. ADR(1)	8,400	293,748
Vipshop Holdings, Ltd. ADR(1)	10,200	163,302
Want Want China Holdings, Ltd.	184,000	119,924
Weibo Corp. ADR	4,500	56,430
Weichai Power Co., Ltd., Class H	87,000	117,920
WuXi AppTec Co., Ltd., Class H(2)(3)	10,200	121,636

8
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
China (continued)
WuXi Biologics Cayman, Inc.(1)(2)	56,000	$ 325,464
Xinyi Energy Holdings, Ltd.(3)	80,000	17,045
Xinyi Solar Holdings, Ltd.	130,000	96,637
XPENG, Inc. ADR(1)	15,300	280,908
Xtep International Holdings, Ltd.	58,500	53,882
Yadea Group Holdings, Ltd.(2)	50,000	92,589
Yihai International Holding, Ltd.	13,000	22,304
Yuexiu Property Co., Ltd.	73,000	83,912
Yum China Holdings, Inc.	5,600	312,032
Zai Lab, Ltd. ADR(1)(3)	2,300	55,913
Zhongsheng Group Holdings, Ltd.	25,000	69,997
Zhuzhou CRRC Times Electric Co., Ltd.	22,700	78,404
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	48,800	26,419
		$13,979,875
Cyprus — 2.0%
Bank of Cyprus Holdings PLC(3)	600,026	$ 1,881,492
		$ 1,881,492
Georgia — 7.6%
Bank of Georgia Group PLC	55,000	$ 2,468,784
Georgia Capital PLC(1)	242,597	2,908,952
TBC Bank Group PLC	47,000	1,706,233
		$ 7,083,969
Greece — 20.2%
Alpha Services and Holdings S.A.(1)	1,511,300	$ 1,998,582
Athens Water Supply & Sewage Co. S.A.	30,819	182,996
Eurobank Ergasias S.A., Class A(1)	1,956,192	3,008,823
GEK Terna Holding Real Estate Construction S.A.	36,300	504,758
Hellenic Telecommunications Organization S.A.	144,584	2,108,844
JUMBO S.A.	80,480	2,212,408
LAMDA Development S.A.(1)	48,184	311,223
National Bank of Greece S.A.(1)	373,157	2,100,810
Piraeus Financial Holdings S.A.(1)	901,300	2,659,950
Public Power Corp. S.A.(1)	317,697	3,183,175
Terna Energy S.A.	37,170	574,150
		$18,845,719
India — 5.5%
Aarti Industries, Ltd.	4,236	$ 24,994
Aarti Pharmalabs, Ltd.(1)	932	5,209
Apollo Hospitals Enterprise, Ltd.	1,332	82,364
Ashok Leyland, Ltd.	17,001	36,207
Asian Paints, Ltd.	3,392	129,126
AU Small Finance Bank, Ltd.(2)	2,829	24,258
Avenue Supermarts, Ltd.(1)(2)	1,696	75,015
Axis Bank, Ltd.	15,913	198,110
Bajaj Finance, Ltd.	1,961	183,920
Bajaj Finserv, Ltd.	3,008	55,566
Bandhan Bank, Ltd.(2)	7,193	21,694
Security	Shares	Value
India (continued)
Bank of Baroda	9,282	$ 23,839
Bharti Airtel, Ltd.	17,139	190,989
Biocon, Ltd.	7,574	24,757
Cipla, Ltd.	6,108	87,321
Coforge, Ltd.	455	27,831
Dabur India, Ltd.	4,163	27,529
Dixon Technologies India, Ltd.	481	30,414
DLF, Ltd.	9,317	59,430
Dr. Lal PathLabs, Ltd.(2)	878	26,604
Federal Bank, Ltd.	13,134	23,215
FSN E-Commerce Ventures, Ltd.(1)	8,411	15,457
Godrej Consumer Products, Ltd.(1)	2,487	29,622
Havells India, Ltd.	3,343	55,642
HCL Technologies, Ltd.	8,990	133,482
HDFC Asset Management Co., Ltd.(2)	1,134	36,085
HDFC Bank, Ltd.	39,178	718,309
HDFC Life Insurance Co., Ltd.(2)	7,392	56,795
Hero MotoCorp, Ltd.	1,363	50,035
Hindustan Unilever, Ltd.	6,029	179,049
ICICI Bank, Ltd.	30,005	344,158
IDFC First Bank, Ltd.(1)	40,395	46,264
Indian Energy Exchange, Ltd.(2)	9,475	15,034
Indian Hotels Co., Ltd.	12,064	59,692
Indian Railway Catering & Tourism Corp., Ltd.	3,721	30,365
Indus Towers, Ltd.(1)	11,253	25,927
IndusInd Bank, Ltd.	4,067	69,753
Info Edge India, Ltd.	924	46,309
Kotak Mahindra Bank, Ltd.	7,591	158,256
Laurus Labs, Ltd.(2)	5,460	26,008
LIC Housing Finance, Ltd.	3,672	20,436
LTIMindtree, Ltd.(2)	800	49,938
Mahindra & Mahindra Financial Services, Ltd.	9,063	32,787
MakeMyTrip, Ltd.(1)	857	34,726
Marico, Ltd.	1,455	9,829
Maruti Suzuki India, Ltd.	1,112	141,460
Mphasis, Ltd.	1,045	29,859
Nestle India, Ltd.	381	102,869
One 97 Communications, Ltd.(1)	2,373	24,395
Patanjali Foods, Ltd.	2,007	29,917
Punjab National Bank	27,381	26,369
SBI Cards & Payment Services, Ltd.	2,376	22,620
SBI Life Insurance Co., Ltd.(2)	3,436	54,087
Shriram Finance, Ltd.	2,208	50,972
State Bank of India	14,368	103,164
Tata Consultancy Services, Ltd.	6,088	257,516
Tata Elxsi, Ltd.	387	33,517
Tata Motors, Ltd.	16,828	127,447
Tata Teleservices Maharashtra, Ltd.(1)	10,694	12,768
Tech Mahindra, Ltd.	6,817	100,261
Titan Co., Ltd.	2,948	111,514
Trent, Ltd.	1,414	35,385

9
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
India (continued)
TVS Motor Co., Ltd.	1,933	$ 35,396
Vodafone Idea, Ltd.(1)	119,318	16,847
Voltas, Ltd.	2,965	30,648
Wipro, Ltd.	15,735	76,714
WNS Holdings, Ltd. ADR(1)	586	40,118
Yes Bank, Ltd.(1)	101,067	20,963
Zee Entertainment Enterprises, Ltd.(1)	11,487	36,436
Zomato, Ltd.(1)	60,246	73,380
		$ 5,196,972
Indonesia — 5.8%
Allo Bank Indonesia Tbk PT(1)	62,100	$ 6,103
Bank Central Asia Tbk PT	2,465,100	1,404,453
Bank Jago Tbk PT(1)	294,000	38,316
Bank Mandiri Persero Tbk PT	2,117,400	824,149
Bank Negara Indonesia Persero Tbk PT	351,500	234,462
Bank Rakyat Indonesia Persero Tbk PT	3,366,343	1,136,924
Dayamitra Telekomunikasi Tbk PT	461,300	20,297
Elang Mahkota Teknologi Tbk PT	710,800	26,836
Indah Kiat Pulp & Paper Tbk PT	191,900	137,606
Kalbe Farma Tbk PT	909,000	103,016
Merdeka Copper Gold Tbk PT(1)	1,435,800	266,739
Mitra Keluarga Karyasehat Tbk PT	101,100	17,656
Sarana Menara Nusantara Tbk PT	1,930,200	119,852
Sumber Alfaria Trijaya Tbk PT	1,632,300	312,356
Telkom Indonesia Persero Tbk PT	2,226,700	539,767
Tower Bersama Infrastructure Tbk PT	665,600	86,940
Unilever Indonesia Tbk PT	641,800	155,290
		$ 5,430,762
Malaysia — 2.3%
Axiata Group Bhd	108,700	$ 57,612
CelcomDigi Bhd	140,000	130,261
CIMB Group Holdings Bhd	205,500	237,402
IHH Healthcare Bhd	162,800	202,296
Inari Amertron Bhd	106,700	65,716
Malaysia Airports Holdings Bhd	91,000	138,133
Maxis Bhd	87,500	75,219
MR DIY Group M Bhd(2)	87,800	28,201
Nestle Malaysia Bhd	5,100	137,469
Petronas Gas Bhd	38,700	138,760
PPB Group Bhd	51,000	168,193
Press Metal Aluminium Holdings Bhd	180,400	180,623
Public Bank Bhd	608,700	525,905
Telekom Malaysia Bhd	43,900	45,774
Westports Holdings Bhd	81,800	56,163
		$ 2,187,727
Slovenia — 1.8%
Nova Ljubljanska Banka dd GDR(4)	111,200	$ 1,696,019
		$ 1,696,019
Security	Shares	Value
South Korea — 15.4%
AMOREPACIFIC Corp.	930	$ 84,036
AMOREPACIFIC Group	762	17,184
CJ CheilJedang Corp.	470	106,691
Coway Co., Ltd.	1,541	47,044
DB HiTek Co., Ltd.	800	28,927
Doosan Enerbility Co., Ltd.(1)	18,940	230,315
Hana Financial Group, Inc.	9,651	302,351
Hanmi Pharm Co., Ltd.	351	77,806
Hanon Systems	4,247	29,612
Hansol Chemical Co., Ltd.	361	44,680
HMM Co., Ltd.	9,728	117,341
Hotel Shilla Co., Ltd.	887	55,511
HYBE Co., Ltd.(1)	771	135,697
Hyundai Engineering & Construction Co., Ltd.	3,874	103,935
Hyundai Engineering & Construction Co., Ltd., PFC Shares	15	587
Hyundai Glovis Co., Ltd.	531	72,474
Hyundai Marine & Fire Insurance Co., Ltd.	1,826	43,844
Hyundai Mobis Co., Ltd.	1,796	319,649
Hyundai Motor Co.	3,963	560,384
Kakao Corp.	8,765	286,060
Kakao Games Corp.(1)	1,157	21,809
Kakaopay Corp.(1)	451	13,598
KB Financial Group, Inc.	11,870	484,140
Kia Corp.	7,495	451,126
Korea Investment Holdings Co., Ltd.	1,386	54,421
Krafton, Inc.(1)	713	79,585
KT Corp.	3,426	84,361
L&F Co., Ltd.	723	92,271
LG Chem, Ltd.	1,360	497,945
LG Display Co., Ltd.(1)	5,999	58,224
LG Electronics, Inc.	3,415	254,818
LG H&H Co., Ltd.	296	97,653
LG Innotek Co., Ltd.	375	67,949
Meritz Financial Group, Inc.	1,088	44,526
Mirae Asset Securities Co., Ltd.	8,724	41,673
NAVER Corp.	3,727	557,241
Netmarble Corp.(1)(2)	576	17,937
NH Investment & Securities Co., Ltd.	3,800	28,764
POSCO Holdings, Inc.	1,901	748,935
Samsung C&T Corp.	3,609	287,747
Samsung Electro-Mechanics Co., Ltd.	1,672	169,899
Samsung Electronics Co., Ltd.	98,849	4,997,223
Samsung Heavy Industries Co., Ltd.(1)	27,290	158,319
Samsung SDS Co., Ltd.	977	97,849
Samsung Securities Co., Ltd.	1,918	52,184
SD Biosensor, Inc.	1,600	13,496
Shinhan Financial Group Co., Ltd.	16,306	429,144
SK Biopharmaceuticals Co., Ltd.(1)	1,537	98,141
SK Bioscience Co., Ltd.(1)	1,443	72,623
SK Hynix, Inc.	12,597	1,066,521
SK IE Technology Co., Ltd.(1)(2)	871	47,587

10
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
South Korea (continued)
SK Square Co., Ltd.(1)	2,909	$ 91,332
SK Telecom Co., Ltd.	1,625	62,602
Woori Financial Group, Inc.	18,339	166,244
Yuhan Corp.	3,334	187,151
		$14,359,166
Taiwan — 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	140,000	$ 2,282,873
		$ 2,282,873
Turkey — 9.0%
Akbank TAS	864,055	$ 1,052,511
Coca-Cola Icecek A/S	20,021	288,034
Ford Otomotiv Sanayi A/S	40,778	1,255,010
Haci Omer Sabanci Holding A/S	370,294	805,465
Hektas Ticaret TAS(1)	597,849	585,441
Tofas Turk Otomobil Fabrikasi A/S	71,074	764,992
Turkcell Iletisim Hizmetleri A/S(1)	335,241	650,462
Turkiye Is Bankasi A/S, Class C	1,016,751	952,211
Turkiye Sise ve Cam Fabrikalari A/S	760,356	1,512,460
Yapi ve Kredi Bankasi A/S	767,439	515,195
		$ 8,381,781
United Arab Emirates — 8.3%
Abu Dhabi Commercial Bank PJSC	303,675	$ 715,175
Aldar Properties PJSC	1,240,566	1,945,828
Alpha Dhabi Holding PJSC(1)	50,500	275,268
Dubai Financial Market PJSC	61,300	26,547
Dubai Islamic Bank PJSC	116,847	186,122
Emirates Central Cooling Systems Corp.	415,200	213,159
Emirates Integrated Telecommunications Co. PJSC	82,803	120,616
Emirates Telecommunications Group Co. PJSC	515,870	2,870,921
Fertiglobe PLC	34,200	32,496
First Abu Dhabi Bank PJSC	361,048	1,336,965
		$ 7,723,097
Vietnam — 3.2%
Digiworld Corp.(1)	290,200	$ 688,817
FPT Corp.	476,800	1,817,644
Gemadept Corp.	91,800	249,798
Mobile World Investment Corp.	106,500	229,959
		$ 2,986,218
Total Common Stocks (identified cost $88,777,272)		$92,035,670

Short-Term Investments — 0.1%

Affiliated Fund — 0.0%(5)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	5,086	$ 5,086
Total Affiliated Fund (identified cost $5,086)		$ 5,086
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	107,321	$ 107,321
Total Securities Lending Collateral (identified cost $107,321)		$ 107,321
Total Short-Term Investments (identified cost $112,407)		$ 112,407

Total Investments — 98.6% (identified cost $88,889,679)	$92,148,077
Other Assets, Less Liabilities — 1.4%	$ 1,275,524
Net Assets — 100.0%	$93,423,601

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $3,286,731 or 3.5% of the Fund's net assets.
(3)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $1,053,004.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of these securities is $1,696,019 or 1.8% of the Fund's net assets.
(5)	Amount is less than 0.05%.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.

11
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Schedule of Investments — continued

At September 30, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	37.4%
Information Technology	13.8
Communication Services	12.7
Consumer Discretionary	12.6
Utilities	5.0
Industrials	4.9
Real Estate	3.5
Consumer Staples	3.0
Materials	2.9
Health Care	2.7
Total	98.5%
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	6,723,756	EUR	6,250,000	Standard Chartered Bank	10/6/23	$ 115,142	$ —
USD	11,148,110	CNH	77,600,000	Goldman Sachs International	11/24/23	496,931	—
USD	11,396,124	CNH	81,000,000	Standard Chartered Bank	11/24/23	278,269	—
INR	561,000,000	USD	6,760,682	Standard Chartered Bank	12/20/23	—	(35,442)
						$890,342	$(35,442)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
MSCI Emerging Markets Index	154	Long	12/15/23	$7,357,350	$ (188,760)
					$(188,760)

Abbreviations:
ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OTC	– Over-the-counter
PFC Shares	– Preference Shares

Currency Abbreviations:
CNH	– Yuan Renminbi Offshore
EUR	– Euro
INR	– Indian Rupee
USD	– United States Dollar
12
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $88,884,593) - including $1,053,004 of securities on loan	$ 92,142,991
Investments in securities of affiliated issuers, at value (identified cost $5,086)	5,086
Receivable for open forward foreign currency exchange contracts	890,342
Cash denominated in foreign currency, at value (cost $2,573,072)	2,565,965
Deposits at broker for futures contracts	213,273
Deposits for derivatives collateral - forward foreign currency exchange contracts	760,000
Receivable for investments sold	135,057
Receivable for capital shares sold	108,576
Dividends receivable	154,201
Dividends receivable - affiliated	4,379
Securities lending income receivable	4,127
Tax reclaims receivable	6,466
Directors' deferred compensation plan	1,201
Other assets	5,667
Total assets	$ 96,997,331
Liabilities
Cash collateral due to brokers	$ 760,000
Payable for variation margin on open futures contracts	1,792
Payable for open forward foreign currency exchange contracts	35,442
Payable for capital shares redeemed	25,451
Payable for foreign capital gains taxes	80,562
Deposits for securities loaned	107,321
Payable to affiliates:
Investment advisory fee	49,319
Administrative fee	9,419
Distribution and service fees	447
Sub-transfer agency fee	402
Directors' deferred compensation plan	1,201
Other	4,948
Accrued expenses	87,426
Demand note payable	2,410,000
Total liabilities	$ 3,573,730
Net Assets	$ 93,423,601
Sources of Net Assets
Paid-in capital	$100,162,462
Accumulated loss	(6,738,861)
Net Assets	$ 93,423,601
Class A Shares
Net Assets	$ 2,132,897
Shares Outstanding	212,237
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.05
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 10.61
13
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 91,290,704
Shares Outstanding	9,014,392
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.13

On sales of $50,000 or more, the offering price of Class A shares is reduced.
14
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $176,288)	$ 1,988,525
Dividend income - affiliated issuers	123,386
Securities lending income, net	25,415
Total investment income	$ 2,137,326
Expenses
Investment advisory fee	$ 544,062
Administrative fee	103,631
Distribution and service fees:
Class A	4,707
Directors' fees and expenses	5,907
Custodian fees	88,735
Transfer agency fees and expenses	31,517
Accounting fees	41,241
Professional fees	48,068
Registration fees	38,138
Reports to shareholders	11,788
Interest expense and fees	10,447
Miscellaneous	26,474
Total expenses	$ 954,715
Waiver and/or reimbursement of expenses by affiliates	$ (123,515)
Net expenses	$ 831,200
Net investment income	$ 1,306,126
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities (net of foreign capital gains taxes of $28,871)	$ (5,269,691)
Futures contracts	519,199
Written options	(4,731)
Foreign currency transactions	38,253
Forward foreign currency exchange contracts	1,251,940
Net realized loss	$(3,465,030)
Change in unrealized appreciation (depreciation):
Investment securities (including net increase in payable for foreign capital gains taxes of $48,575)	$ 8,565,695
Futures contracts	(188,760)
Foreign currency	12,014
Forward foreign currency exchange contracts	(386,693)
Net change in unrealized appreciation (depreciation)	$ 8,002,256
Net realized and unrealized gain	$ 4,537,226
Net increase in net assets from operations	$ 5,843,352
15
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,306,126	$ 1,132,602
Net realized loss	(3,465,030)	(4,815,155)
Net change in unrealized appreciation (depreciation)	8,002,256	(11,081,536)
Net increase (decrease) in net assets from operations	$ 5,843,352	$(14,764,089)
Distributions to shareholders:
Class A	$ (95,421)	$ (24,218)
Class I	(4,071,452)	(2,583,124)
Total distributions to shareholders	$ (4,166,873)	$ (2,607,342)
Capital share transactions:
Class A	$ 840,988	$ 1,061,137
Class I	17,857,741	31,109,271
Net increase in net assets from capital share transactions	$18,698,729	$ 32,170,408
Net increase in net assets	$20,375,208	$ 14,798,977
Net Assets
At beginning of year	$ 73,048,393	$ 58,249,416
At end of year	$93,423,601	$ 73,048,393
16
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020 (1)
Net asset value — Beginning of period	$ 9.79	$ 12.39	$ 10.64	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.13	$ 0.17	$ 0.09	$ 0.10
Net realized and unrealized gain (loss)	0.66	(2.23)	1.67	0.59
Total income (loss) from operations	$ 0.79	$ (2.06)	$ 1.76	$ 0.69
Less Distributions
From net investment income	$ (0.53)	$ (0.06)	$ (0.01)	$ —
From net realized gain	—	(0.48)	—	(0.05)
Total distributions	$ (0.53)	$ (0.54)	$ (0.01)	$ (0.05)
Net asset value — End of period	$10.05	$ 9.79	$12.39	$10.64
Total Return(3)	8.18%	(17.42)%	16.54%	6.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 2,133	$ 1,270	$ 477	$ 91
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.35% (5)	1.36% (6)	1.41%	1.83%
Net expenses	1.21% (5)(7)	1.22% (6)(7)	1.20%	1.20%
Net investment income	1.31%	1.53%	0.68%	0.99%
Portfolio Turnover	82%	45%	64%	66%

(1)	The Fund commenced operations on October 1, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes interest expense of 0.01%.
(6)	Includes interest expense from bank overdrafts of 0.02%.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
17
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020 (1)
Net asset value — Beginning of period	$ 9.85	$ 12.44	$ 10.66	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.16	$ 0.19	$ 0.09	$ 0.12
Net realized and unrealized gain (loss)	0.66	(2.23)	1.71	0.59
Total income (loss) from operations	$ 0.82	$ (2.04)	$ 1.80	$ 0.71
Less Distributions
From net investment income	$ (0.54)	$ (0.07)	$ (0.02)	$ —
From net realized gain	—	(0.48)	—	(0.05)
Total distributions	$ (0.54)	$ (0.55)	$ (0.02)	$ (0.05)
Net asset value — End of period	$ 10.13	$ 9.85	$ 12.44	$ 10.66
Total Return(3)	8.48%	(17.20)%	16.85%	7.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,291	$71,779	$57,772	$41,792
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.10% (5)	1.11% (6)	1.16%	1.58%
Net expenses	0.96% (5)(7)	0.97% (6)(7)	0.95%	0.95%
Net investment income	1.52%	1.61%	0.71%	1.15%
Portfolio Turnover	82%	45%	64%	66%

(1)	The Fund commenced operations on October 1, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes interest expense of 0.01%.
(6)	Includes interest expense from bank overdrafts of 0.02%.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
18
See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Emerging Markets Advancement Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 or Level 2 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration and are categorized as Level 2 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual
19

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
China	$ 3,470,998	$ 10,508,877	$ —	$ 13,979,875
Cyprus	—	1,881,492	—	1,881,492
Georgia	—	7,083,969	—	7,083,969
Greece	—	18,845,719	—	18,845,719
India	74,844	5,122,128	—	5,196,972
Indonesia	—	5,430,762	—	5,430,762
Malaysia	—	2,187,727	—	2,187,727
Slovenia	—	1,696,019	—	1,696,019
South Korea	—	14,359,166	—	14,359,166
Taiwan	—	2,282,873	—	2,282,873
Turkey	—	8,381,781	—	8,381,781
United Arab Emirates	—	7,723,097	—	7,723,097
Vietnam	—	2,986,218	—	2,986,218
Total Common Stocks	$3,545,842	$88,489,828 (1)	$ —	$92,035,670
Short-Term Investments:
Affiliated Fund	$ 5,086	$ —	$ —	$ 5,086
Securities Lending Collateral	107,321	—	—	107,321
Total Investments	$3,658,249	$88,489,828	$ —	$92,148,077
Forward Foreign Currency Exchange Contracts	$ —	$ 890,342	$ —	$ 890,342
Total	$3,658,249	$89,380,170	$ —	$93,038,419
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (35,442)	$ —	$ (35,442)
Futures Contracts	(188,760)	—	—	(188,760)
Total	$ (188,760)	$ (35,442)	$ —	$ (224,202)

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
20

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
H  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
I  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund
21

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K  Federal Income Taxes—  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.63% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $544,062.
Pursuant to an investment sub-advisory agreement effective January 1, 2023, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $4,365 relating to the Fund’s investment in the Liquidity Fund.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.20% and 0.95% for Class A and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM and EVAIL waived or reimbursed expenses in total of $119,150.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $103,631.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $4,707 for Class A shares.
The Fund was informed that EVD received $187 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received no contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $2,062 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
22

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $90,069,903 and $66,339,012, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$4,166,873	$ 603,455
Long-term capital gains	$ —	$2,003,887
During the year ended September 30, 2023, accumulated loss was increased by $142,770 and paid-in capital was increased by $142,770 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,809,199
Deferred capital losses	(11,612,518)
Net unrealized appreciation	2,064,458
Accumulated loss	$ (6,738,861)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $11,612,518 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $11,612,518 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$89,997,796
Gross unrealized appreciation	$ 10,476,640
Gross unrealized depreciation	(8,326,359)
Net unrealized appreciation	$ 2,150,281
23

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2023 is included in the Schedule of Investments. At September 30, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Equity Price Risk: During the year ended September 30, 2023, the Fund entered into equity futures contracts to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: During the year ended September 30, 2023, the Fund entered into forward foreign currency exchange contracts and currency options to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $35,442. At September 30, 2023, there were no assets pledged by the Fund for such liability.
The OTC derivatives in which the Fund invests (except for written options as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement(s), which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of the liability for cash collateral due to brokers at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
24

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Equity price	Futures contracts	Accumulated loss	$ —	$ (188,760)(1)
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	890,342	(35,442)
Total			$890,342	$(224,202)
Derivatives not subject to master netting agreements			$ —	$(188,760)
Total Derivatives subject to master netting agreements			$890,342	$ (35,442)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs International	$ 496,931	$ —	$ —	$ (490,000)	$ 6,931
Standard Chartered Bank	393,411	(35,442)	—	(270,000)	87,969
	$890,342	$(35,442)	$ —	$(760,000)	$94,900

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Standard Chartered Bank	$(35,442)	$35,442	$ —	$ —	$ —

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
25

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2023 was as follows:
Statement of Operations Caption	Equity price	Foreign exchange	Total
Net realized gain (loss):
Investment securities(1)	$ —	$ 244,829	$ 244,829
Forward foreign currency exchange contracts	—	1,251,940	1,251,940
Futures contracts	519,199	—	519,199
Written options	—	(4,731)	(4,731)
Total	$ 519,199	$1,492,038	$2,011,237
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ —	$ (386,693)	$ (386,693)
Futures contracts	(188,760)	—	(188,760)
Total	$(188,760)	$ (386,693)	$ (575,453)

(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*
$4,864,000	$46,772,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended
September 30, 2023, which are indicative of the volume of these derivative types, were approximately $6,338,000 and $6,338,000, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $1,053,004 and the total value of collateral received was $1,115,752, comprised of cash of $107,321 and U.S. government and/or agencies securities of $1,008,431.
26

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$107,321	$ —	$ —	$ —	$107,321
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
At September 30, 2023, the Fund had a balance outstanding pursuant to this line of credit of $2,410,000 at an annual interest rate of 6.33%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2023. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023. Average borrowings and the weighted average annual interest rate (excluding fees) for the year ended September 30, 2023 were $153,151 and 5.55%, respectively. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
8  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $5,086, which represents less than 0.05% of the Fund’s net assets. Transactions in such funds by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$3,013,623	$46,132,398	$(49,140,935)	$ —	$ —	$5,086	$123,386	5,086
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
27

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Notes to Financial Statements — continued

Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	137,808	$ 1,414,459	92,902	$ 1,079,670
Reinvestment of distributions	9,767	95,421	2,006	24,218
Shares redeemed	(64,996)	(668,892)	(3,757)	(42,751)
Net increase	82,579	$ 840,988	91,151	$ 1,061,137
Class I
Shares sold	2,097,744	$ 21,852,739	2,972,067	$ 34,751,468
Reinvestment of distributions	414,379	4,069,197	213,126	2,583,084
Shares redeemed	(784,442)	(8,064,195)	(541,348)	(6,225,281)
Net increase	1,727,681	$17,857,741	2,643,845	$31,109,271
At September 30, 2023, EVM, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund owned in the aggregate 58.1% of the value of the outstanding shares of the Fund.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
28

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Emerging Markets Advancement Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Emerging Markets Advancement Fund (the “Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
29

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $1,316,082, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2023, the Fund paid foreign taxes of $199,487 and recognized foreign source income of $2,171,771.
30

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
31

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Board of Directors' Contract Approval — continued

•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Emerging Markets Advancement Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund. The Investment Sub-Advisory Agreement between CRM and Eaton Vance Advisors International Ltd. (the “Sub-Adviser”), an affiliate of CRM, with respect to the Fund was not up for renewal because it had been initially approved by the Board, including a majority of the Independent Directors, at a meeting held on December 6, 2022 and therefore was still in its initial term.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information relating to the Adviser’s operations and personnel, including, among other information, descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with the Adviser through Board meetings, discussions and other reports. The Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one- and three-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of its peer universe and benchmark index for the one- and three-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were at the median of the Fund’s expense group and the Fund’s total expenses (net of waivers and/or
32

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Board of Directors' Contract Approval — continued

reimbursements) were below the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the level of profitability of the Adviser’s and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
33

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2005	Attorney. Other Directorships. Palm Management Corporation.
35

Calvert
Emerging Markets Advancement Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

37

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Calvert Funds
IMPORTANT NOTICES

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Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
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Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
36741     9.30.23

Calvert
International Equity Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
International Equity Fund

Calvert
International Equity Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 20.80%; the MSCI EAFE Index of developed-market international equities returned 25.65%; and the S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%.
Meanwhile, in the world’s second-largest economy, performance was not as strong. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the weakest performing major global indexes, returning 8.80% during the period. The Chinese equity market was dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert International Equity Fund (the Fund) returned 18.94% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI EAFE Index (the Index), which returned 25.65%.
The relative strength of value-oriented equities -- particularly in lower quality stocks -- was a leading factor in the Fund’s underperformance versus the Index during the period. Rising interest rates and bond yields during the period also hurt higher quality growth stocks that the Fund tends to invest in.
The Fund does not seek to outperform the Index by favoring or underweighting certain sectors or regions. Rather, the Fund focuses on a bottom-up stock selection strategy that prioritizes business-model strength. The Fund tends not to invest in cyclical, high-beta, lower quality stocks that typically exhibit volatile earnings and share prices. This approach drives the Fund’s sector and geographical underweight and overweight positions.
The Fund’s style bias was particularly consequential in Japan, the second best-performing region within the Index. The Fund’s underweight exposure to Japan and the inclusion of higher quality growth stocks within its allocation detracted from performance relative to the Index during the period. The Fund’s underweight exposure to lower quality value stocks in the financials sector was also a source of relative underperformance.
On the positive side, stock selection in the health care sector was the strongest contributor to performance relative to the Index. The Fund’s lack of exposure to the real estate sector -- hurt by rising interest rates -- also contributed to relative returns during the period.
On an individual stock basis, Olympus Corp., a Japanese medical equipment company, was a leading detractor from relative returns during the period. Its share price fell after a U.S. Food and Drug Administration investigation led to changes and interruptions in the firm’s manufacturing processes.
Yamaha Corp., a Japanese manufacturer of musical instruments, also detracted from relative returns during the period. Its share price weakened as demand for musical products normalized following unusually high usage during the COVID pandemic.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
International Equity Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

The share price of Nihon M&A Center Holdings, Inc., a Japanese mergers and acquisitions adviser for small- and mid-size businesses, fell after inaccurate accounting led to staff turnover and a slowdown in business activity.
In contrast, Safran SA, a French aerospace business, was a leading contributor to relative returns during the period. Its share price rose as the post-COVID resurgence in air travel heightened demand for aircraft engines and equipment.
Novo Nordisk A/S, a Danish health care company, contributed to relative returns as demand for its weight-loss drugs -- Ozempic and Wegovy -- increased during the period.
The share price of U.K.-based Intercontinental Hotels Group Plc. rose as the post-COVID resurgence in travel raised demand for hotel accommodations during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
International Equity Fund
September 30, 2023
Performance

Portfolio Manager(s) Christopher M. Dyer, CFA and Ian Kirwan, each of Eaton Vance Advisers International Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/02/1992	07/02/1992	18.94%	4.82%	3.69%
Class A with 5.25% Maximum Sales Charge	—	—	12.67	3.70	3.13
Class C at NAV	03/01/1994	07/02/1992	18.05	4.04	3.04
Class C with 1% Maximum Deferred Sales Charge	—	—	17.05	4.04	3.04
Class I at NAV	02/26/1999	07/02/1992	19.27	5.10	4.07
Class R6 at NAV	03/07/2019	07/02/1992	19.27	5.14	4.09

MSCI EAFE Index	—	—	25.65%	3.24%	3.82%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	1.21%	1.96%	0.96%	0.92%
Net	1.14	1.89	0.89	0.85
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$13,499	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,490,210	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$7,466,478	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
International Equity Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Nestle S.A.	6.0%
AstraZeneca PLC	4.4
Reckitt Benckiser Group PLC	4.0
Iberdrola S.A.	3.9
Novo Nordisk A/S, Class B	3.7
InterContinental Hotels Group PLC	3.4
HSBC Holdings PLC	3.3
Sanofi	3.1
Siemens AG	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.9
Total	37.7%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
International Equity Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets.

6

Calvert
International Equity Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 931.40	$5.52 **	1.14%
Class C	$1,000.00	$ 927.70	$9.13 **	1.89%
Class I	$1,000.00	$ 932.30	$4.31 **	0.89%
Class R6	$1,000.00	$ 932.60	$4.12 **	0.85%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.35	$5.77 **	1.14%
Class C	$1,000.00	$1,015.59	$9.55 **	1.89%
Class I	$1,000.00	$1,020.61	$4.51 **	0.89%
Class R6	$1,000.00	$1,020.81	$4.31 **	0.85%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
International Equity Fund
September 30, 2023
Schedule of Investments

Common Stocks — 98.8%

Security	Shares	Value
Australia — 2.4%
CSL, Ltd.	144,666	$ 23,306,129
		$ 23,306,129
Belgium — 2.0%
KBC Group NV	314,076	$ 19,553,303
		$ 19,553,303
Denmark — 3.7%
Novo Nordisk A/S, Class B	386,318	$ 35,174,710
		$ 35,174,710
France — 10.9%
LVMH Moet Hennessy Louis Vuitton SE	37,179	$ 28,063,841
Safran S.A.	156,317	24,496,306
Sanofi	277,564	29,803,504
Schneider Electric SE	133,477	21,995,951
		$104,359,602
Germany — 6.4%
Infineon Technologies AG	509,903	$ 16,888,363
Sartorius AG, PFC Shares	47,597	16,120,808
Siemens AG	198,235	28,329,493
		$ 61,338,664
Hong Kong — 2.7%
AIA Group, Ltd.	3,198,402	$ 25,865,931
		$ 25,865,931
India — 2.1%
HDFC Bank, Ltd.	1,108,727	$ 20,327,945
		$ 20,327,945
Japan — 13.0%
Dentsu Group, Inc.	505,075	$ 14,855,095
Kao Corp.	463,291	17,171,880
Keyence Corp.	39,631	14,656,557
Kose Corp.	159,663	11,572,700
Nihon M&A Center Holdings, Inc.(1)	1,556,854	7,482,149
Olympus Corp.	1,312,747	17,044,028
Recruit Holdings Co., Ltd.	697,947	21,353,698
Yamaha Corp.(1)	762,922	20,836,634
		$124,972,741
Netherlands — 5.5%
ASML Holding NV	46,448	$ 27,346,260
IMCD NV	202,987	25,664,605
		$ 53,010,865
Security	Shares	Value
Singapore — 2.5%
DBS Group Holdings, Ltd.	953,455	$ 23,416,508
		$ 23,416,508
South Africa — 1.2%
Vodacom Group, Ltd.	2,052,488	$ 11,452,528
		$ 11,452,528
Spain — 8.6%
Amadeus IT Group S.A.	332,998	$ 20,113,971
Banco Santander S.A.	6,666,864	25,387,877
Iberdrola S.A.	3,343,285	37,392,797
		$ 82,894,645
Sweden — 1.4%
Indutrade AB	745,876	$ 13,775,474
		$ 13,775,474
Switzerland — 9.6%
Lonza Group AG	39,288	$ 18,172,547
Nestle S.A.	508,670	57,579,407
Straumann Holding AG	124,654	15,865,828
		$ 91,617,782
Taiwan — 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	149,780	$ 13,015,882
		$ 13,015,882
United Kingdom — 25.4%
Ashtead Group PLC	276,770	$ 16,784,051
AstraZeneca PLC	313,150	42,239,054
Compass Group PLC	1,084,481	26,397,980
Halma PLC	598,293	14,096,214
HSBC Holdings PLC	4,026,461	31,508,599
InterContinental Hotels Group PLC	442,641	32,735,195
London Stock Exchange Group PLC	220,374	22,087,168
Reckitt Benckiser Group PLC	543,908	38,356,792
RELX PLC	574,626	19,387,832
		$243,592,885
Total Common Stocks (identified cost $952,914,095)		$947,675,594

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(2)(3)	$880	$ 867,935
Total High Social Impact Investments (identified cost $880,000)		$ 867,935

8
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Schedule of Investments — continued

Preferred Stocks — 0.0%

Security	Shares	Value
Venture Capital — 0.0%
Bioceptive, Inc.:
Series A(3)(4)(5)	582,574	$ 0
Series B(3)(4)(5)	40,523	0
FINAE, Series D(3)(4)(5)	2,597,442	0
Total Preferred Stocks (identified cost $491,304)		$ 0

Venture Capital Limited Partnership Interests — 0.1%

Security	Value
Africa Renewable Energy Fund L.P.(3)(4)(5)	$ 832,704
Emerald Sustainability Fund I L.P.(3)(4)(5)	58,584
gNet Defta Development Holding LLC(2)(3)(4)(5)	145,341
SEAF India International Growth Fund L.P.(3)(4)(5)	0
Total Venture Capital Limited Partnership Interests (identified cost $1,986,717)	$ 1,036,629

Short-Term Investments — 1.5%

Affiliated Fund — 0.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	7,548,628	$ 7,548,628
Total Affiliated Fund (identified cost $7,548,628)		$ 7,548,628
Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	6,612,500	$ 6,612,500
Total Securities Lending Collateral (identified cost $6,612,500)		$ 6,612,500
Total Short-Term Investments (identified cost $14,161,128)		$ 14,161,128
Value
Total Investments — 100.5% (identified cost $970,433,244)	$ 963,741,286
Other Assets, Less Liabilities — (0.5)%	$ (4,326,615)
Net Assets — 100.0%	$ 959,414,671

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $7,545,417.
(2)	May be deemed to be an affiliated company (see Note 7).
(3)	Restricted security. Total market value of restricted securities amounts to $1,904,564, which represents 0.2% of the net assets of the Fund as of September 30, 2023.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Non-income producing security.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Health Care	20.6%
Industrials	18.7
Financials	17.5
Consumer Discretionary	13.4
Consumer Staples	13.0
Information Technology	9.0
Utilities	3.9
Communication Services	2.7
Venture Capital	0.1
High Social Impact Investments	0.1
Total	99.0%

Restricted Securities
Description	Acquisition Dates	Cost
Africa Renewable Energy Fund L.P.	4/17/14-5/13/19	$997,005
Bioceptive, Inc., Series A	10/26/12-12/18/13	252,445
Bioceptive, Inc., Series B	1/7/16	16,250
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	880,000
9
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Schedule of Investments — continued

Restricted Securities — continued
Description	Acquisition Dates	Cost
Emerald Sustainability Fund I L.P.	7/19/01-5/17/11	$393,935
FINAE, Series D	2/28/11-11/16/15	222,609
gNet Defta Development Holding LLC	8/30/05	400,000
SEAF India International Growth Fund L.P.	3/22/05-5/24/10	195,777

Abbreviations:
ADR	– American Depositary Receipt
PFC Shares	– Preference Shares
10
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $961,604,616) - including $7,545,417 of securities on loan	$ 955,179,382
Investments in securities of affiliated issuers, at value (identified cost $8,828,628)	8,561,904
Cash	215,106
Cash denominated in foreign currency, at value (cost $841,601)	823,866
Receivable for investments sold	7,461
Receivable for capital shares sold	1,440,934
Dividends receivable	808,782
Dividends and interest receivable - affiliated	36,814
Securities lending income receivable	204
Tax reclaims receivable	1,344,101
Receivable from affiliates	46,672
Directors' deferred compensation plan	127,536
Total assets	$968,592,762
Liabilities
Payable for capital shares redeemed	$ 1,245,754
Payable for foreign capital gains taxes	192,502
Deposits for securities loaned	6,612,500
Payable to affiliates:
Investment advisory fee	539,090
Administrative fee	97,952
Distribution and service fees	38,047
Sub-transfer agency fee	20,099
Directors' deferred compensation plan	127,536
Accrued expenses	304,611
Total liabilities	$ 9,178,091
Commitments and contingent liabilities (Note 10)
Net Assets	$959,414,671
Sources of Net Assets
Paid-in capital	$ 964,860,085
Accumulated loss	(5,445,414)
Net Assets	$959,414,671
Class A Shares
Net Assets	$ 160,616,967
Shares Outstanding	8,103,726
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.82
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 20.92
Class C Shares
Net Assets	$ 4,297,391
Shares Outstanding	259,688
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 16.55
11
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 656,696,070
Shares Outstanding	30,759,608
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 21.35
Class R6 Shares
Net Assets	$ 137,804,243
Shares Outstanding	6,467,806
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 21.31

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
12
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $1,753,716)	$ 18,057,783
Dividend income - affiliated issuers	314,196
Non-cash dividend income	1,636,472
Interest and other income	136,198
Interest income - affiliated issuers	13,200
Securities lending income, net	43,339
Total investment income	$ 20,201,188
Expenses
Investment advisory fee	$ 6,123,437
Administrative fee	1,109,712
Distribution and service fees:
Class A	429,042
Class C	48,873
Directors' fees and expenses	64,401
Custodian fees	117,916
Transfer agency fees and expenses	822,989
Accounting fees	217,001
Professional fees	82,299
Registration fees	119,444
Reports to shareholders	68,861
Miscellaneous	56,068
Total expenses	$ 9,260,043
Waiver and/or reimbursement of expenses by affiliates	$ (633,692)
Net expenses	$ 8,626,351
Net investment income	$ 11,574,837
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities (net of foreign capital gains taxes of $108,964)	$ (4,136,960)
Foreign currency transactions	(264,737)
Net realized loss	$ (4,401,697)
Change in unrealized appreciation (depreciation):
Investment securities (including net increase in payable for foreign capital gains taxes of $51,693)	$ 119,076,860
Investment securities - affiliated issuers	1,816
Foreign currency	90,398
Net change in unrealized appreciation (depreciation)	$119,169,074
Net realized and unrealized gain	$114,767,377
Net increase in net assets from operations	$126,342,214
13
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 11,574,837	$ 10,880,912
Net realized gain (loss)	(4,401,697)	21,101,453
Net change in unrealized appreciation (depreciation)	119,169,074	(286,611,931)
Net increase (decrease) in net assets from operations	$126,342,214	$(254,629,566)
Distributions to shareholders:
Class A	$ (4,018,306)	$ (11,969,909)
Class C	(99,299)	(506,133)
Class I	(11,779,440)	(34,004,747)
Class R6	(3,654,279)	(10,457,460)
Total distributions to shareholders	$ (19,551,324)	$ (56,938,249)
Capital share transactions:
Class A	$ (4,312,601)	$ 18,361,281
Class C	(730,910)	(881,402)
Class I	178,777,913	75,702,092
Class R6	(10,692,777)	24,801,196
Net increase in net assets from capital share transactions	$163,041,625	$ 117,983,167
Net increase (decrease) in net assets	$269,832,515	$(193,584,648)
Net Assets
At beginning of year	$ 689,582,156	$ 883,166,804
At end of year	$959,414,671	$ 689,582,156
14
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 17.07	$ 25.06	$ 20.35	$ 18.18	$ 17.53
Income (Loss) From Operations
Net investment income(1)	$ 0.21	$ 0.25	$ 0.08	$ 0.06	$ 0.22
Net realized and unrealized gain (loss)	3.01	(6.64)	4.67	2.30	0.61
Total income (loss) from operations	$ 3.22	$ (6.39)	$ 4.75	$ 2.36	$ 0.83
Less Distributions
From net investment income	$ (0.18)	$ (0.23)	$ (0.04)	$ (0.19)	$ (0.18)
From net realized gain	(0.29)	(1.37)	—	—	—
Total distributions	$ (0.47)	$ (1.60)	$ (0.04)	$ (0.19)	$ (0.18)
Net asset value — End of year	$ 19.82	$ 17.07	$ 25.06	$ 20.35	$ 18.18
Total Return(2)	18.94%	(27.28)%	23.38%	13.02%	4.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$160,617	$140,998	$190,998	$138,810	$112,923
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.20%	1.22%	1.20%	1.27%	1.46%
Net expenses	1.14% (4)	1.14% (4)	1.14%	1.14%	1.27%
Net investment income	1.01%	1.15%	0.34%	0.33%	1.26%
Portfolio Turnover	35%	32%	38%	47%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
15
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.31	$ 21.28	$ 17.37	$ 15.54	$ 15.00
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.04	$ 0.06	$ (0.09)	$ (0.07)	$ 0.03
Net realized and unrealized gain (loss)	2.54	(5.57)	4.00	1.96	0.58
Total income (loss) from operations	$ 2.58	$ (5.51)	$ 3.91	$ 1.89	$ 0.61
Less Distributions
From net investment income	$ (0.05)	$ (0.09)	$ —	$ (0.06)	$ (0.07)
From net realized gain	(0.29)	(1.37)	—	—	—
Total distributions	$ (0.34)	$ (1.46)	$ —	$ (0.06)	$ (0.07)
Net asset value — End of year	$16.55	$ 14.31	$21.28	$17.37	$15.54
Total Return(2)	18.05%	(27.85)%	22.51%	12.17%	4.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 4,297	$ 4,304	$ 7,485	$ 6,157	$ 6,122
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.96%	1.96%	1.95%	2.02%	2.21%
Net expenses	1.89% (4)	1.89% (4)	1.89%	1.89%	2.03%
Net investment income (loss)	0.25%	0.32%	(0.42)%	(0.43)%	0.23%
Portfolio Turnover	35%	32%	38%	47%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
16
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 18.35	$ 26.83	$ 21.77	$ 19.43	$ 18.72
Income (Loss) From Operations
Net investment income(1)	$ 0.29	$ 0.31	$ 0.16	$ 0.13	$ 0.28
Net realized and unrealized gain (loss)	3.23	(7.13)	5.00	2.45	0.66
Total income (loss) from operations	$ 3.52	$ (6.82)	$ 5.16	$ 2.58	$ 0.94
Less Distributions
From net investment income	$ (0.23)	$ (0.29)	$ (0.10)	$ (0.24)	$ (0.23)
From net realized gain	(0.29)	(1.37)	—	—	—
Total distributions	$ (0.52)	$ (1.66)	$ (0.10)	$ (0.24)	$ (0.23)
Net asset value — End of year	$ 21.35	$ 18.35	$ 26.83	$ 21.77	$ 19.43
Total Return(2)	19.27%	(27.14)%	23.75%	13.31%	5.25%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$656,696	$416,978	$524,521	$279,039	$82,261
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.95%	0.96%	0.95%	1.02%	1.20%
Net expenses	0.89% (4)	0.89% (4)	0.89%	0.89%	0.98%
Net investment income	1.32%	1.32%	0.63%	0.61%	1.52%
Portfolio Turnover	35%	32%	38%	47%	51%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
17
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 18.33	$ 26.80	$ 21.76	$ 19.44	$ 17.79
Income (Loss) From Operations
Net investment income(2)	$ 0.29	$ 0.32	$ 0.16	$ 0.13	$ 0.28
Net realized and unrealized gain (loss)	3.23	(7.11)	5.00	2.46	1.37
Total income (loss) from operations	$ 3.52	$ (6.79)	$ 5.16	$ 2.59	$ 1.65
Less Distributions
From net investment income	$ (0.25)	$ (0.31)	$ (0.12)	$ (0.27)	$ —
From net realized gain	(0.29)	(1.37)	—	—	—
Total distributions	$ (0.54)	$ (1.68)	$ (0.12)	$ (0.27)	$ —
Net asset value — End of period	$ 21.31	$ 18.33	$ 26.80	$ 21.76	$ 19.44
Total Return(3)	19.27%	(27.08)%	23.79%	13.34%	9.27% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,804	$127,303	$160,163	$122,150	$49,332
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.92%	0.92%	0.91%	0.98%	1.14% (6)
Net expenses	0.85% (7)	0.85% (7)	0.85%	0.85%	0.96% (6)
Net investment income	1.29%	1.38%	0.63%	0.64%	2.62% (6)
Portfolio Turnover	35%	32%	38%	47%	51% (8)

(1)	For the period from the commencement of operations, March 7, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(8)	For the year ended September 30, 2019.
18
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Equity Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks. The Fund invests primarily in equity securities of foreign companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the
19

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements — continued

preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks:
Australia	$ —	$ 23,306,129	$ —	$ 23,306,129
Belgium	—	19,553,303	—	19,553,303
Denmark	—	35,174,710	—	35,174,710
France	—	104,359,602	—	104,359,602
Germany	—	61,338,664	—	61,338,664
Hong Kong	—	25,865,931	—	25,865,931
India	—	20,327,945	—	20,327,945
Japan	—	124,972,741	—	124,972,741
Netherlands	—	53,010,865	—	53,010,865
Singapore	—	23,416,508	—	23,416,508
South Africa	—	11,452,528	—	11,452,528
Spain	—	82,894,645	—	82,894,645
Sweden	—	13,775,474	—	13,775,474
Switzerland	—	91,617,782	—	91,617,782
Taiwan	13,015,882	—	—	13,015,882
United Kingdom	—	243,592,885	—	243,592,885
Total Common Stocks	$13,015,882	$934,659,712 (2)	$ —	$947,675,594
High Social Impact Investments	$ —	$ 867,935	$ —	$ 867,935
Preferred Stocks - Venture Capital	—	—	0	0
Venture Capital Limited Partnership Interests	—	—	1,036,629	1,036,629
Short-Term Investments:
Affiliated Fund	7,548,628	—	—	7,548,628
20

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3(1)	Total
Securities Lending Collateral	$ 6,612,500	$ —	$ —	$ 6,612,500
Total Investments	$27,177,010	$935,527,647	$1,036,629	$963,741,286

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes—  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
21

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $250 million	0.680%
Over $250 million up to and including $500 million	0.665%
Over $500 million	0.650%
For the year ended September 30, 2023, the investment advisory fee amounted to $6,123,437 or 0.66% of the Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $9,780 relating to the Fund’s investment in the Liquidity Fund.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.14%, 1.89%, 0.89% and 0.85% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM and EVAIL waived or reimbursed expenses in total of $623,912.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $1,109,712.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $429,042 and $48,873 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $18,331 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received $126 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 in the amount of $3,093.
22

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements — continued

Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $84,481 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $465,278,190 and $314,299,681, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$9,815,591	$48,278,310
Long-term capital gains	$9,735,733	$ 8,659,939
During the year ended September 30, 2023, accumulated loss was increased by $1,898,951 and paid-in capital was increased by $1,898,951 due to the Fund's use of equalization accounting and investment in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 8,970,518
Deferred capital losses	(5,573,835)
Net unrealized depreciation	(8,842,097)
Accumulated loss	$(5,445,414)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $5,573,835 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $5,573,835 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
23

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements — continued

Aggregate cost	$972,339,679
Gross unrealized appreciation	$ 82,612,405
Gross unrealized depreciation	(91,210,798)
Net unrealized depreciation	$ (8,598,393)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $7,545,417 and the total value of collateral received was $7,950,237, comprised of cash of $6,612,500 and U.S. government and/or agencies securities of $1,337,737.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$6,612,500	$ —	$ —	$ —	$6,612,500
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
24

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements — continued

7  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
In addition to the Notes, the Fund may also invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2023, the value of the Fund's investment in the Notes and affiliated companies and in funds that may be deemed to be affiliated was $8,561,904, which represents 0.9% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 817,309	$ —	$ —	$ —	$ 50,626	$ 867,935	$ 13,200	$ 880,000
Venture Capital Limited Partnership Interests
gNet Defta Development Holding LLC(1)	194,151	—	—	—	(48,810)	145,341	—	—
Short-Term Investments
Liquidity Fund	3,030,574	312,891,834	(308,373,780)	—	—	7,548,628	314,196	7,548,628
Total				$ —	$ 1,816	$8,561,904	$327,396

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,627,476	$ 32,626,642	2,521,337	$ 55,433,100
Reinvestment of distributions	196,712	3,796,530	484,066	11,496,557
Shares redeemed	(1,980,900)	(40,735,773)	(2,365,692)	(48,568,376)
Net increase (decrease)	(156,712)	$ (4,312,601)	639,711	$ 18,361,281
Class C
Shares sold	39,906	$ 699,293	32,222	$ 625,307
Reinvestment of distributions	6,124	99,270	24,796	496,666
Shares redeemed	(87,140)	(1,529,473)	(108,018)	(2,003,375)
Net decrease	(41,110)	$ (730,910)	(51,000)	$ (881,402)
25

Calvert
International Equity Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	16,519,520	$ 367,228,547	10,950,827	$ 251,290,611
Reinvestment of distributions	548,376	11,378,808	1,290,290	32,889,495
Shares redeemed	(9,027,376)	(199,829,442)	(9,074,350)	(208,478,014)
Net increase	8,040,520	$ 178,777,913	3,166,767	$ 75,702,092
Class R6
Shares sold	923,606	$ 20,282,526	2,502,819	$ 61,012,052
Reinvestment of distributions	165,668	3,429,334	365,740	9,304,424
Shares redeemed	(1,568,237)	(34,404,637)	(1,898,570)	(45,515,280)
Net increase (decrease)	(478,963)	$ (10,692,777)	969,989	$ 24,801,196
9  Risks and Uncertainties
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
10  Capital Commitments
In connection with certain venture capital and/or limited partnership investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totaled $17,500 at September 30, 2023. The Fund had sufficient cash and/or securities to cover these commitments.
The Fund's unfunded capital commitments by investment at September 30, 2023 were as follows:
Name of Investment	Unfunded Commitment
SEAF India International Growth Fund L.P.	$ 17,500
Total	$17,500
26

Calvert
International Equity Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert International Equity Fund (the "Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
27

Calvert
International Equity Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $19,061,102, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2023, the Fund paid foreign taxes of $1,662,411 and recognized foreign source income of $21,171,195.
28

Calvert
International Equity Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
29

Calvert
International Equity Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert International Equity Fund (the “Fund”), and the investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports.  With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.  With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022.  This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe for the one-, three- and five-year periods ended December 31, 2022.  This performance data also indicated that the Fund had underperformed its benchmark index for the one-year period ended December 31, 2022, while it had outperformed its benchmark index for the three- and five-year periods ended December 31, 2022.  Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective
30

Calvert
International Equity Fund
September 30, 2023
Board of Directors' Contract Approval — continued

median of the Fund’s expense group.  The Board took into account the Adviser’s and Sub-Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser and Sub-Adviser were waiving and/or reimbursing a portion of the Fund’s expenses.  Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels.  Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

31

Calvert
International Equity Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
32

Calvert
International Equity Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2005	Attorney. Other Directorships. Palm Management Corporation.
33

Calvert
International Equity Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
34

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

35

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
36

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
37

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Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24207     9.30.23

Calvert
International Opportunities Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
International Opportunities Fund

Calvert
International Opportunities Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 20.80%; the MSCI EAFE Index of developed-market international equities returned 25.65%; and the S&P 500®Index, a broad measure of U.S. stocks, returned 21.62%.
Meanwhile, in the world’s second-largest economy, performance was not as strong. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the weakest performing major global indexes, returning 8.80% during the period. The Chinese equity market was dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert International Opportunities Fund (the Fund) returned 14.76% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI EAFE Small/Mid Cap Index (the Index), which returned 20.50%.
Security selections in the Fund detracted most from returns relative to the Index during the period. Selections in the industrials, consumer staples, and financials sectors particularly weighed on relative performance. Selections in the real estate, consumer discretionary, and health care sectors, however, contributed to relative returns. Stock selections in Europe and Japan -- the two largest regional allocations within the Index -- detracted from relative returns, while selections in Australia were beneficial during the period.
The Fund does not seek to outperform the Index by favoring or avoiding certain global regions or sectors. However, an underweight exposure to Japan detracted from relative returns during the period. A lack of exposure to the energy sector, and overweight exposures to the health care and consumer staples sectors also detracted from relative returns. An underweight exposure to the materials sector and an overweight exposure to the information technology (IT) sector, however, contributed to relative performance.
On an individual stock basis, Nihon M&A Center Holdings, Inc., a mergers and acquisitions adviser based in Japan, was a leading detractor from relative Fund returns during the period. Sakata Seed Corp. (Sakata Seed), a vegetable and flower seed breeding company based in Japan, was also a major detractor from relative returns. The share price of Sakata Seed dropped after the business reported lower-than-expected margins at the end of 2022. By period-end, Sakata Seed was sold from the Fund.
Azelis Group NV, a chemicals distributor based in Belgium, also detracted from relative returns during the period. Its share price fell after the company announced declining net profits as a result of higher interest expenses on increased debt and the retirement of its longtime chief executive officer.
On the positive side, Games Workshop Group Plc. (Games Workshop), a U.K.-based game manufacturer, was a leading contributor to Fund returns during the period as it reported strong multiyear revenue and net profits growth. The share price of Games Workshop surged more than 60% during the final months of 2022 and continued higher after the company announced a partnership with Amazon.com to develop a television series and films based on its popular Warhammer game.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
International Opportunities Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

BE Semiconductor Industries NV, a semiconductor manufacturer based in the Netherlands, also contributed to relative Fund returns during the period. Its share price rose as demand for semiconductors -- supported by the burgeoning field of artificial intelligence, or AI -- continued to rise and the desire for reliable supply chains further fueled investment in the industry.
ATS Corp. (ATS) is a Canadian designer and builder of factory automation systems. Its share price performed particularly well during the first quarter of 2023 alongside the IT sector rally. ATS’ share price rose further after the company exceeded quarterly sales and earnings expectations due to strength in its electric vehicle business during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
International Opportunities Fund
September 30, 2023
Performance

Portfolio Manager(s) Aidan M. Farrell of MSIM Fund Management (Ireland) Limited
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/31/2007	05/31/2007	14.76%	(0.40)%	3.65%
Class A with 5.25% Maximum Sales Charge	—	—	8.74	(1.48)	3.09
Class C at NAV	07/31/2007	05/31/2007	13.94	(1.16)	2.98
Class C with 1% Maximum Deferred Sales Charge	—	—	12.94	(1.16)	2.98
Class I at NAV	05/31/2007	05/31/2007	15.03	(0.16)	3.98
Class R6 at NAV	02/01/2019	05/31/2007	15.15	(0.09)	4.01

MSCI EAFE Small/Mid Cap Index	—	—	20.50%	0.90%	3.98%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	1.33%	2.08%	1.07%	1.00%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$13,415	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,477,530	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$7,413,078	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
International Opportunities Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
carsales.com, Ltd.	2.0%
iShares MSCI Hong Kong ETF	1.8
Fukuoka Financial Group, Inc.	1.7
Chiba Bank, Ltd. (The)	1.6
USS Co., Ltd.	1.6
ATS Corp.	1.5
IMCD NV	1.5
InterContinental Hotels Group PLC	1.5
BFF Bank SpA	1.5
Cosmos Pharmaceutical Corp.	1.5
Total	16.2%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
International Opportunities Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Small/Mid Cap Index is an unmanaged index of small & mid-capitalization equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.

6

Calvert
International Opportunities Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 940.00	$ 6.37	1.31%
Class C	$1,000.00	$ 936.80	$10.00	2.06%
Class I	$1,000.00	$ 941.00	$ 5.16	1.06%
Class R6	$1,000.00	$ 941.60	$ 4.77	0.98%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$ 6.63	1.31%
Class C	$1,000.00	$1,014.74	$10.40	2.06%
Class I	$1,000.00	$1,019.75	$ 5.37	1.06%
Class R6	$1,000.00	$1,020.16	$ 4.96	0.98%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
7

Calvert
International Opportunities Fund
September 30, 2023
Schedule of Investments

Common Stocks — 95.7%

Security	Shares	Value
Australia — 8.6%
Bapcor, Ltd.	873,738	$ 3,801,232
BlueScope Steel, Ltd.	116,107	1,437,810
carsales.com, Ltd.	411,992	7,380,577
Data#3, Ltd.	1,063,730	4,821,867
Dexus	611,577	2,850,861
Dicker Data, Ltd.(1)	631,408	3,913,033
EBOS Group, Ltd.	169,157	3,465,306
Steadfast Group, Ltd.	1,191,407	4,303,359
		$ 31,974,045
Austria — 0.8%
BAWAG Group AG(2)	65,401	$ 2,989,217
		$ 2,989,217
Belgium — 2.5%
Azelis Group NV	269,641	$ 5,322,736
KBC Group NV	29,050	1,808,554
VGP NV(1)	24,772	2,297,928
		$ 9,429,218
Canada — 3.9%
Agnico Eagle Mines, Ltd.	32,126	$ 1,459,832
ATS Corp.(3)	133,848	5,705,724
CAE, Inc.(3)	120,927	2,823,188
Descartes Systems Group, Inc. (The)(3)	25,845	1,896,917
TMX Group, Ltd.(1)	124,815	2,682,385
		$ 14,568,046
China — 0.6%
China Overseas Property Holdings, Ltd.	1,818,725	$ 2,046,863
		$ 2,046,863
France — 1.3%
IPSOS S.A.	101,677	$ 4,671,089
		$ 4,671,089
Germany — 2.7%
Encavis AG(3)	112,733	$ 1,582,044
Jenoptik AG	134,357	3,395,364
LEG Immobilien SE(3)	32,357	2,225,102
Sartorius AG, PFC Shares	6,978	2,363,405
Schott Pharma AG & Co. KGaA(3)	8,248	275,907
		$ 9,841,822
Ireland — 0.7%
Kerry Group PLC, Class A	29,365	$ 2,453,576
		$ 2,453,576
Italy — 6.7%
Amplifon SpA(1)	145,534	$ 4,307,960
Security	Shares	Value
Italy (continued)
BFF Bank SpA(2)	552,077	$ 5,507,133
DiaSorin SpA(1)	34,085	3,103,868
FinecoBank Banca Fineco SpA	291,098	3,515,087
MARR SpA	303,182	3,836,808
Moncler SpA	79,618	4,614,259
		$ 24,885,115
Japan — 28.5%
As One Corp.(1)	79,977	$ 2,914,737
Asahi Intecc Co., Ltd.	245,140	4,394,961
Azbil Corp.	91,065	2,781,983
BayCurrent Consulting, Inc.	130,433	4,346,395
Chiba Bank, Ltd. (The)	831,792	6,043,042
Cosmos Pharmaceutical Corp.	53,811	5,501,536
Daiseki Co., Ltd.	89,496	2,392,602
Dip Corp.	174,066	4,285,106
Fukuoka Financial Group, Inc.	257,573	6,162,855
Goldwin, Inc.(1)	42,301	2,864,491
Hoshizaki Corp.	97,864	3,397,278
JMDC, Inc.	75,177	2,727,011
Kose Corp.	35,009	2,537,524
Kyoritsu Maintenance Co., Ltd.(1)	107,224	4,462,407
LaSalle Logiport REIT	3,408	3,267,497
Lion Corp.	354,096	3,492,308
Mitsubishi Research Institute, Inc.	95,572	3,094,334
Mitsui Fudosan Logistics Park, Inc.	1,135	3,574,729
Miura Co., Ltd.	157,795	3,171,214
Nihon M&A Center Holdings, Inc.	301,172	1,447,415
Nissan Chemical Corp.	57,123	2,428,269
Nomura Co., Ltd.	425,896	2,717,457
Sanwa Holdings Corp.	380,306	5,047,457
SUMCO Corp.	365,225	4,752,660
T Hasegawa Co., Ltd.	169,797	3,460,272
Tosei Corp.	398,966	5,146,566
USS Co., Ltd.	358,875	5,932,683
Yamaha Corp.	111,860	3,055,078
		$105,399,867
Luxembourg — 0.2%
APERAM S.A.	31,310	$ 909,450
		$ 909,450
Netherlands — 4.0%
BE Semiconductor Industries NV(1)	25,517	$ 2,495,725
Euronext NV(2)	66,404	4,619,004
IMCD NV(1)	44,490	5,625,081
NN Group NV(1)	64,118	2,055,506
		$ 14,795,316

8
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
New Zealand — 0.7%
Spark New Zealand, Ltd.	932,980	$ 2,685,900
		$ 2,685,900
Norway — 1.7%
Norsk Hydro ASA	140,084	$ 876,623
SmartCraft ASA(3)	2,063,819	4,123,876
SpareBank 1 SR-Bank ASA	126,166	1,444,872
		$ 6,445,371
Portugal — 0.6%
NOS SGPS S.A.	613,192	$ 2,255,710
		$ 2,255,710
Singapore — 0.9%
Daiwa House Logistics Trust(1)	8,016,185	$ 3,250,636
		$ 3,250,636
Spain — 1.4%
Acciona S.A.	18,855	$ 2,401,276
Inmobiliaria Colonial Socimi S.A.(1)	502,226	2,848,017
		$ 5,249,293
Sweden — 8.5%
AddTech AB, Class B(1)	284,164	$ 4,535,049
Autoliv, Inc.	48,160	4,646,477
Boliden AB	43,267	1,241,625
Bravida Holding AB(2)	427,097	3,143,512
Cibus Nordic Real Estate AB(1)	429,321	4,245,378
Indutrade AB	236,162	4,361,641
Lagercrantz Group AB, Class B	421,760	4,273,884
Sdiptech AB, Class B(3)	245,208	4,952,671
		$ 31,400,237
Switzerland — 1.4%
Galenica AG(2)	38,499	$ 2,844,139
Straumann Holding AG	18,113	2,305,403
		$ 5,149,542
United Kingdom — 20.0%
Allfunds Group PLC	344,704	$ 1,898,420
Ashtead Group PLC	85,204	5,166,991
Bellway PLC	74,306	2,064,372
Compass Group PLC	118,124	2,875,325
Cranswick PLC	124,980	5,399,981
Diploma PLC	139,382	5,088,499
DiscoverIE Group PLC	655,942	5,412,417
Games Workshop Group PLC	35,473	4,567,509
Grainger PLC	792,029	2,250,232
Greggs PLC	130,546	3,886,443
Halma PLC	174,795	4,118,296
InterContinental Hotels Group PLC	75,894	5,612,686
JTC PLC(2)	561,322	4,963,641
Security	Shares	Value
United Kingdom (continued)
Judges Scientific PLC	45,634	$ 4,912,026
Nomad Foods, Ltd.(3)	108,119	1,645,571
Shaftesbury Capital PLC	1,658,836	2,317,090
SSP Group PLC(3)	707,690	1,746,506
St. James's Place PLC	212,375	2,142,643
Volution Group PLC	818,028	3,602,469
Wise PLC, Class A(3)	527,593	4,399,787
		$ 74,070,904
Total Common Stocks (identified cost $362,217,862)		$354,471,217

Exchange-Traded Funds — 3.6%

Security	Shares	Value
Equity Funds — 3.6%
iShares MSCI Hong Kong ETF(1)	389,711	$ 6,683,544
iShares MSCI Singapore ETF(1)	247,266	4,537,331
Vanguard MSCI Australian Small Companies Index ETF	58,856	2,277,517
Total Exchange-Traded Funds (identified cost $16,161,153)		$ 13,498,392

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(4)(5)	$560	$ 552,322
Total High Social Impact Investments (identified cost $560,000)		$ 552,322

Short-Term Investments — 4.4%
Affiliated Fund — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	676,424	$ 676,424
Total Affiliated Fund (identified cost $676,424)		$ 676,424

9
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Schedule of Investments — continued

Securities Lending Collateral — 4.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	15,632,707	$ 15,632,707
Total Securities Lending Collateral (identified cost $15,632,707)		$ 15,632,707
Total Short-Term Investments (identified cost $16,309,131)		$ 16,309,131

Total Investments — 103.9% (identified cost $395,248,146)	$ 384,831,062
Other Assets, Less Liabilities — (3.9)%	$ (14,302,895)
Net Assets — 100.0%	$ 370,528,167

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $24,811,150.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $24,066,646 or 6.5% of the Fund's net assets.
(3)	Non-income producing security.
(4)	May be deemed to be an affiliated company (see Note 7).
(5)	Restricted security. Total market value of restricted securities amounts to $552,322, which represents 0.2% of the net assets of the Fund as of September 30, 2023.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	23.6%
Financials	14.7
Consumer Discretionary	13.5
Information Technology	10.7
Real Estate	9.8
Health Care	7.8
Consumer Staples	6.7
Communication Services	4.6
Exchange-Traded Funds	3.6
Materials	3.2
Utilities	1.1
High Social Impact Investments	0.2
Total	99.5%

Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$560,000

Abbreviations:
PFC Shares	– Preference Shares
10
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $394,011,722) - including $24,811,150 of securities on loan	$ 383,602,316
Investments in securities of affiliated issuers, at value (identified cost $1,236,424)	1,228,746
Cash	72,583
Cash denominated in foreign currency, at value (cost $129,963)	130,174
Receivable for investments sold	507,442
Receivable for capital shares sold	468,594
Dividends receivable	1,117,383
Dividends and interest receivable - affiliated	18,330
Securities lending income receivable	25,448
Tax reclaims receivable	306,270
Directors' deferred compensation plan	175,422
Total assets	$387,652,708
Liabilities
Payable for investments purchased	$ 597,677
Payable for capital shares redeemed	277,124
Deposits for securities loaned	15,632,707
Payable to affiliates:
Investment advisory fee	236,707
Administrative fee	37,927
Distribution and service fees	16,277
Sub-transfer agency fee	7,115
Directors' deferred compensation plan	175,422
Other	709
Accrued expenses	142,876
Total liabilities	$ 17,124,541
Net Assets	$370,528,167
Sources of Net Assets
Paid-in capital	$ 412,213,474
Accumulated loss	(41,685,307)
Net Assets	$370,528,167
Class A Shares
Net Assets	$ 61,860,389
Shares Outstanding	3,989,416
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.51
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 16.37
Class C Shares
Net Assets	$ 3,507,453
Shares Outstanding	234,472
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 14.96
11
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 221,591,345
Shares Outstanding	14,617,447
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.16
Class R6 Shares
Net Assets	$ 83,568,980
Shares Outstanding	5,517,527
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.15

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
12
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $883,075)	$ 9,635,970
Dividend income - affiliated issuers	228,860
Interest income	5,885
Interest income - affiliated issuers	8,400
Securities lending income, net	296,096
Total investment income	$ 10,175,211
Expenses
Investment advisory fee	$ 2,965,174
Administrative fee	474,428
Distribution and service fees:
Class A	171,955
Class C	39,650
Directors' fees and expenses	27,036
Custodian fees	44,398
Transfer agency fees and expenses	306,479
Accounting fees	106,381
Professional fees	52,388
Registration fees	91,322
Reports to shareholders	38,877
Miscellaneous	30,859
Total expenses	$ 4,348,947
Waiver and/or reimbursement of expenses by affiliates	$ (7,801)
Net expenses	$ 4,341,146
Net investment income	$ 5,834,065
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (16,315,221)
Foreign currency transactions	(85,884)
Net realized loss	$(16,401,105)
Change in unrealized appreciation (depreciation):
Investment securities	$ 62,481,407
Investment securities - affiliated issuers	32,216
Foreign currency	27,245
Net change in unrealized appreciation (depreciation)	$ 62,540,868
Net realized and unrealized gain	$ 46,139,763
Net increase in net assets from operations	$ 51,973,828
13
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,834,065	$ 5,938,986
Net realized loss	(16,401,105)	(16,189,775)
Net change in unrealized appreciation (depreciation)	62,540,868	(169,995,333)
Net increase (decrease) in net assets from operations	$ 51,973,828	$(180,246,122)
Distributions to shareholders:
Class A	$ (226,116)	$ (6,524,092)
Class C	—	(390,242)
Class I	(1,303,518)	(26,006,669)
Class R6	(777,165)	(4,768,045)
Total distributions to shareholders	$ (2,306,799)	$ (37,689,048)
Capital share transactions:
Class A	$ (7,604,681)	$ 8,211,521
Class C	(593,542)	(162,702)
Class I	5,753,223	(19,734,804)
Class R6	(16,097,609)	53,993,474
Net increase (decrease) in net assets from capital share transactions	$ (18,542,609)	$ 42,307,489
Net increase (decrease) in net assets	$ 31,124,420	$(175,627,681)
Net Assets
At beginning of year	$ 339,403,747	$ 515,031,428
At end of year	$370,528,167	$ 339,403,747
14
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.56	$ 22.54	$ 18.01	$ 16.18	$ 18.86
Income (Loss) From Operations
Net investment income(1)	$ 0.20	$ 0.21	$ 0.08	$ 0.07	$ 0.18
Net realized and unrealized gain (loss)	1.80	(7.63)	4.56	1.95	(1.51)
Total income (loss) from operations	$ 2.00	$ (7.42)	$ 4.64	$ 2.02	$ (1.33)
Less Distributions
From net investment income	$ (0.05)	$ (0.27)	$ (0.11)	$ (0.19)	$ (0.23)
From net realized gain	—	(1.29)	—	—	(1.12)
Total distributions	$ (0.05)	$ (1.56)	$ (0.11)	$ (0.19)	$ (1.35)
Net asset value — End of year	$ 15.51	$ 13.56	$ 22.54	$ 18.01	$ 16.18
Total Return(2)	14.76%	(35.33)%	25.83%	12.57%	(6.77)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,860	$60,335	$92,236	$68,940	$64,070
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.31%	1.32%	1.30%	1.32%	1.37%
Net expenses	1.31% (4)	1.32% (4)	1.30%	1.32%	1.35%
Net investment income	1.24%	1.14%	0.36%	0.42%	1.15%
Portfolio Turnover	33%	48%	54%	62%	60%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
15
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.13	$ 21.87	$ 17.51	$ 15.74	$ 18.37
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.08	$ 0.07	$ (0.08)	$ (0.06)	$ 0.06
Net realized and unrealized gain (loss)	1.75	(7.42)	4.44	1.90	(1.47)
Total income (loss) from operations	$ 1.83	$ (7.35)	$ 4.36	$ 1.84	$ (1.41)
Less Distributions
From net investment income	$ —	$ (0.10)	$ —	$ (0.07)	$ (0.10)
From net realized gain	—	(1.29)	—	—	(1.12)
Total distributions	$ —	$ (1.39)	$ —	$ (0.07)	$ (1.22)
Net asset value — End of year	$14.96	$ 13.13	$21.87	$17.51	$15.74
Total Return(2)	13.94%	(35.84)%	24.90%	11.68%	(7.49)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,507	$ 3,583	$ 6,260	$ 5,527	$ 6,532
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.06%	2.07%	2.05%	2.08%	2.12%
Net expenses	2.06% (4)	2.07% (4)	2.05%	2.08%	2.10%
Net investment income (loss)	0.48%	0.37%	(0.40)%	(0.37)%	0.38%
Portfolio Turnover	33%	48%	54%	62%	60%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
16
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.26	$ 22.08	$ 17.64	$ 15.86	$ 18.52
Income (Loss) From Operations
Net investment income(1)	$ 0.24	$ 0.25	$ 0.13	$ 0.11	$ 0.22
Net realized and unrealized gain (loss)	1.75	(7.46)	4.47	1.90	(1.49)
Total income (loss) from operations	$ 1.99	$ (7.21)	$ 4.60	$ 2.01	$ (1.27)
Less Distributions
From net investment income	$ (0.09)	$ (0.32)	$ (0.16)	$ (0.23)	$ (0.27)
From net realized gain	—	(1.29)	—	—	(1.12)
Total distributions	$ (0.09)	$ (1.61)	$ (0.16)	$ (0.23)	$ (1.39)
Net asset value — End of year	$ 15.16	$ 13.26	$ 22.08	$ 17.64	$ 15.86
Total Return(2)	15.03%	(35.18)%	26.17%	12.77%	(6.50)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$221,591	$189,082	$348,044	$254,350	$222,546
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.06%	1.06%	1.05%	1.07%	1.12%
Net expenses	1.06% (4)	1.06% (4)	1.05%	1.07%	1.10%
Net investment income	1.54%	1.37%	0.62%	0.67%	1.41%
Portfolio Turnover	33%	48%	54%	62%	60%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
17
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 13.26	$ 22.07	$ 17.64	$ 15.86	$ 15.14
Income (Loss) From Operations
Net investment income(2)	$ 0.24	$ 0.27	$ 0.14	$ 0.12	$ 0.16
Net realized and unrealized gain (loss)	1.77	(7.45)	4.46	1.91	0.56
Total income (loss) from operations	$ 2.01	$ (7.18)	$ 4.60	$ 2.03	$ 0.72
Less Distributions
From net investment income	$ (0.12)	$ (0.34)	$ (0.17)	$ (0.25)	$ —
From net realized gain	—	(1.29)	—	—	—
Total distributions	$ (0.12)	$ (1.63)	$ (0.17)	$ (0.25)	$ —
Net asset value — End of period	$ 15.15	$ 13.26	$ 22.07	$ 17.64	$ 15.86
Total Return(3)	15.15%	(35.11)%	26.21%	12.87%	4.76% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,569	$86,404	$68,492	$48,475	$43,489
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.99%	0.99%	0.97%	1.00%	1.08% (6)
Net expenses	0.99% (7)	0.99% (7)	0.97%	1.00%	1.05% (6)
Net investment income	1.53%	1.56%	0.69%	0.74%	1.53% (6)
Portfolio Turnover	33%	48%	54%	62%	60% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(8)	For the year ended September 30, 2019.
18
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Opportunities Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to
19

Calvert
International Opportunities Fund
September 30, 2023
Notes to Financial Statements — continued

receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 31,974,045	$ —	$ 31,974,045
Austria	—	2,989,217	—	2,989,217
Belgium	—	9,429,218	—	9,429,218
Canada	14,568,046	—	—	14,568,046
China	—	2,046,863	—	2,046,863
France	—	4,671,089	—	4,671,089
Germany	275,907	9,565,915	—	9,841,822
Ireland	—	2,453,576	—	2,453,576
Italy	—	24,885,115	—	24,885,115
Japan	—	105,399,867	—	105,399,867
Luxembourg	—	909,450	—	909,450
Netherlands	—	14,795,316	—	14,795,316
New Zealand	—	2,685,900	—	2,685,900
Norway	—	6,445,371	—	6,445,371
Portugal	—	2,255,710	—	2,255,710
Singapore	—	3,250,636	—	3,250,636
Spain	—	5,249,293	—	5,249,293
Sweden	4,646,477	26,753,760	—	31,400,237
Switzerland	—	5,149,542	—	5,149,542
United Kingdom	1,645,571	72,425,333	—	74,070,904
Total Common Stocks	$21,136,001	$333,335,216 (1)	$ —	$354,471,217
Exchange-Traded Funds	$ 11,220,875	$ 2,277,517	$ —	$ 13,498,392
High Social Impact Investments	—	552,322	—	552,322
Short-Term Investments:
Affiliated Fund	676,424	—	—	676,424
Securities Lending Collateral	15,632,707	—	—	15,632,707
Total Investments	$48,666,007	$336,165,055	$ —	$384,831,062

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a
20

Calvert
International Opportunities Fund
September 30, 2023
Notes to Financial Statements — continued

reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.75% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $2,965,174.
Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL), in rendering investment advisory services to the Fund. MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $7,801 relating to the Fund’s investment in the Liquidity Fund.
21

Calvert
International Opportunities Fund
September 30, 2023
Notes to Financial Statements — continued

CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.34%, 2.09%, 1.09% and 1.05% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, no expenses were waived or reimbursed by CRM and EVAIL.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $474,428.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $171,955 and $39,650 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $5,973 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received less than $100 and $209 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $30,850 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $127,837,677 and $138,722,521, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$2,306,799	$ 7,308,727
Long-term capital gains	$ —	$30,380,321
During the year ended September 30, 2023, accumulated loss was increased by $699,362 and paid-in capital was increased by $699,362  due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
22

Calvert
International Opportunities Fund
September 30, 2023
Notes to Financial Statements — continued

As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 6,813,464
Deferred capital losses	(29,185,112)
Net unrealized depreciation	(19,313,659)
Accumulated loss	$(41,685,307)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $29,185,112 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $17,778,529 are short-term and $11,406,583 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$404,121,232
Gross unrealized appreciation	$ 35,895,257
Gross unrealized depreciation	(55,185,427)
Net unrealized depreciation	$ (19,290,170)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $24,811,150 and the total value of collateral received was $25,662,097, comprised of cash of $15,632,707 and U.S. government and/or agencies securities of $10,029,390.
23

Calvert
International Opportunities Fund
September 30, 2023
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 10,607,255	$ —	$ —	$ —	$ 10,607,255
Exchange-Traded Funds	5,025,452	—	—	—	5,025,452
Total	$15,632,707	$ —	$ —	$ —	$15,632,707
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2023, the value of the Fund’s investment in the Notes and in funds that may be deemed to be affiliated was $1,228,746, which represents 0.4% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 520,106	$ —	$ —	$ —	$ 32,216	$ 552,322	$ 8,400	$560,000
Short-Term Investments
Liquidity Fund	7,647,564	106,928,279	(113,899,419)	—	—	676,424	228,860	676,424
Total				$ —	$32,216	$1,228,746	$237,260

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
24

Calvert
International Opportunities Fund
September 30, 2023
Notes to Financial Statements — continued

Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	404,779	$ 6,529,171	794,622	$ 14,816,956
Reinvestment of distributions	14,003	218,307	304,379	6,349,351
Shares redeemed	(879,847)	(14,352,159)	(741,218)	(12,954,786)
Net increase (decrease)	(461,065)	$ (7,604,681)	357,783	$ 8,211,521
Class C
Shares sold	14,907	$ 234,892	28,158	$ 489,572
Reinvestment of distributions	—	—	16,712	339,750
Shares redeemed	(53,262)	(828,434)	(58,317)	(992,024)
Net decrease	(38,355)	$ (593,542)	(13,447)	$ (162,702)
Class I
Shares sold	5,015,593	$ 78,508,526	5,958,362	$ 102,997,588
Reinvestment of distributions	73,452	1,117,208	1,144,540	23,314,281
Shares redeemed	(4,732,586)	(73,872,511)	(8,606,572)	(146,046,673)
Net increase (decrease)	356,459	$ 5,753,223	(1,503,670)	$ (19,734,804)
Class R6
Shares sold	339,939	$ 5,214,848	4,002,027	$ 64,255,839
Reinvestment of distributions	51,163	777,165	234,302	4,768,045
Shares redeemed	(1,389,988)	(22,089,622)	(822,820)	(15,030,410)
Net increase (decrease)	(998,886)	$(16,097,609)	3,413,509	$ 53,993,474
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
25

Calvert
International Opportunities Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert International Opportunities Fund (the "Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
International Opportunities Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $8,172,313, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 1.93% qualifies for the corporate dividends received deduction.
Foreign Tax Credit. For the fiscal year ended September 30, 2023, the Fund paid foreign taxes of $644,149 and recognized foreign source income of $9,946,701.
27

Calvert
International Opportunities Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
28

Calvert
International Opportunities Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert International Opportunities Fund (the “Fund”), and the investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports.  With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.  With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022.  This performance data indicated that the Fund had outperformed the median of its peer universe for the one-year period ended December 31, 2022, while it had underperformed the median of its peer universe for the three-year period ended December 31, 2022 and had performed at the median of its peer
29

Calvert
International Opportunities Fund
September 30, 2023
Board of Directors' Contract Approval — continued

universe for the five-year period ended December 31, 2022.  This data also indicated that the Fund had underperformed its benchmark index for the one- and three-year periods ended December 31, 2022, while it had outperformed its benchmark index for the five-year period ended December 31, 2022. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each below the respective median of the Fund’s expense group.  The Board took into account the Adviser’s and Sub-Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser and Sub-Adviser were waiving and/or reimbursing a portion of the Fund’s expenses.  Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specific asset levels would not be appropriate at this time.  Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
30

Calvert
International Opportunities Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
31

Calvert
International Opportunities Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2005	Attorney. Other Directorships. Palm Management Corporation.
32

Calvert
International Opportunities Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
33

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

34

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
35

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
36

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24211     9.30.23

Calvert
Emerging Markets Equity Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Emerging Markets Equity Fund

Calvert
Emerging Markets Equity Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
The MSCI Emerging Markets Index (the Index) returned 11.70% in U.S. dollar terms for the 12-month period ended September 30, 2023.
Generally, emerging markets recorded strong overall performance during the fourth quarter of 2022. Most of the Index’s returns were generated in November boosted by hopes that the tightening monetary policy by the U.S. Federal Reserve (the Fed) might be slowing, and that any possible economic recession might be shallow in nature. However, that brief optimism faded in December when the Fed raised its federal funds rate for the seventh time during the calendar year, reiterating its commitment to fighting inflation.
Although emerging markets started 2023 on sound footing, particularly after China ended its strict zero-COVID shutdowns and reopened its economic markets, investors soon became spooked as both U.S. and European banks continued to raise interest rates during the opening months of the year to keep consumer demand from overheating and stoking inflation. The Fed’s “higher-for-longer” rate policy dampened stock investor appetites for risk, and the outlook for emerging markets dimmed. In addition, the Fed’s hawkish monetary policy strengthened the U.S. dollar and U.S. yields, making dollar-denominated debt more expensive, consequently reducing capital inflows to emerging markets.
Latin America was the best-performing emerging market as a variety of its economic indicators improved during the period. Brazil outperformed the Index against the backdrop of easing fiscal concerns following the election of President Lula da Silva, and as disinflation led to a cut in the Brazilian federal funds rate -- the selic -- in August. Chile’s central bank cut its rate in July 2023.
Asia, excluding Japan, performed generally in line with the Index during the period. This despite weakness in Chinese equities during the second and third quarters of 2023, and as market indicators pointed to a lackluster economic recovery and problems within China’s real estate sector. Taiwan and South Korea posted strong returns, boosted by the information technology (IT) sector as investors rushed to buy artificial intelligence, or AI-related stocks, and as demand for memory chips rebounded.
India underperformed the Index, dragged down by negative investor sentiment from elevated valuations, below consensus economic data, and fraud allegations at a major conglomerate during the period. In the emerging Europe, Middle East, and Africa regions, South Africa underperformed the Index given elevated macroeconomic risks, including inflation expectations, interest rate increases, currency weakness, and power shortages. Saudi Arabia, Qatar, and Kuwait also posted negative returns during the period.
At the sector level, the period was marked by a wide dispersion in returns. The IT and energy sectors finished at the top, while the utilities and real estate sectors finished at the bottom during the period.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Emerging Markets Equity Fund (the Fund) returned 7.22% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI Emerging Markets Index (the Index), which returned 11.70%.
On a country basis, China was the main source of underperformance relative to the Index during the period, mainly due to stock selections and exposure to the renminbi, China’s currency, which lost value against the U.S. dollar. Stock selections in Brazil, South Africa, and India also had a combined negative impact on relative returns during the period.
In contrast, allocations to Taiwan, which outperformed the Index, and stock selections in Taiwan helped pare losses. Stock selections in Indonesia, Malaysia, and South Korea also contributed to relative returns during the period.
On an individual stock basis, JD.Com, Inc. (JD.Com), a leading Chinese e-commerce retailer, was the largest detractor from returns relative to the Index during the period. JD.Com’s share price fell largely on concerns that the Chinese economy was slowing. Investors also responded negatively to JD.com’s push into a new model of e-commerce retailing, known as 3P.
The share price of Hapvida SA, a Brazilian low-cost health insurer, fell due to near-term financing concerns. By period-end, the Fund sold the stock.
Wuxi Lead Intelligent Equipment Ltd., a Chinese lithium battery manufacturer, detracted from relative returns due to overcapacity in the production of batteries for electric vehicles that could result in slowing orders for the company. By period-end, the Fund sold the stock.
On the positive side, Samsung Electronics Co. Ltd. (Samsung), a leading semiconductor manufacturer, was the largest individual contributor to returns relative to the Index during the period. Samsung’s share price rose as memory chip inventories declined and production cuts among major global chipmakers increased demand for new supplies, boosting semiconductor earnings expectations for the second half of 2023.
Wiwynn Corp. (Wiwynn), a Taiwanese developer and manufacturer of servers for hyperscale data centers, also contributed to relative returns during a strong period for technology stocks. Wiwynn’s share price rose on growing interest in artificial intelligence, or AI, that heightened demand for AI servers.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Emerging Markets Equity Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

Maruti Suzuki India Ltd. (Maruti) is a leading car maker in India. Maruti also contributed to relative returns. Its share price climbed as the company increased its 2023 production forecast -- mainly in India -- on the basis of easing supply bottlenecks and expanding capacity at its new Manesar plant.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Emerging Markets Equity Fund
September 30, 2023
Performance

Portfolio Manager(s) Kunjal Gala, Vivek Bhutoria, CFA and Christopher Clube, each of Hermes Investment Management Limited
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/29/2012	10/29/2012	7.22%	0.04%	2.65%
Class A with 5.25% Maximum Sales Charge	—	—	1.60	(1.03)	2.09
Class C at NAV	10/29/2012	10/29/2012	6.42	(0.71)	1.98
Class C with 1% Maximum Deferred Sales Charge	—	—	5.42	(0.71)	1.98
Class I at NAV	10/29/2012	10/29/2012	7.42	0.29	2.95
Class R6 at NAV	02/01/2018	10/29/2012	7.55	0.36	2.98

MSCI Emerging Markets Index	—	—	11.70%	0.55%	2.07%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	1.27%	2.02%	1.02%	0.95%
Net	1.24	1.99	0.99	0.92
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$12,171	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,337,075	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$6,704,370	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Emerging Markets Equity Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Taiwan Semiconductor Manufacturing Co., Ltd.	8.7%
Samsung Electronics Co., Ltd.	7.8
Tencent Holdings, Ltd.	4.6
Prosus NV	4.6
Alibaba Group Holding, Ltd.	3.4
Bank Rakyat Indonesia Persero Tbk PT	3.0
AIA Group, Ltd.	2.9
Maruti Suzuki India, Ltd.	2.7
Infosys, Ltd.	2.5
Wal-Mart de Mexico SAB de CV	2.4
Total	42.6%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
Emerging Markets Equity Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.

6

Calvert
Emerging Markets Equity Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 934.30	$ 6.01**	1.24%
Class C	$1,000.00	$ 931.10	$ 9.63**	1.99%
Class I	$1,000.00	$ 934.80	$ 4.80**	0.99%
Class R6	$1,000.00	$ 935.90	$ 4.46**	0.92%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$ 6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05 **	1.99%
Class I	$1,000.00	$1,020.10	$ 5.01**	0.99%
Class R6	$1,000.00	$1,020.46	$ 4.66**	0.92%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
Emerging Markets Equity Fund
September 30, 2023
Schedule of Investments

Common Stocks — 99.3%

Security	Shares	Value
Brazil — 5.0%
Itausa S.A.(1)	319,142	$ 574,596
Itausa S.A., PFC Shares	25,061,300	45,121,359
Localiza Rent a Car S.A.	3,175,546	36,995,549
Magazine Luiza S.A.(1)	19,047,000	8,033,271
WEG S.A.	1,998,400	14,419,824
		$ 105,144,599
Chile — 2.6%
Banco de Chile	393,909,379	$ 40,076,751
Falabella S.A.	6,607,917	14,765,083
		$ 54,841,834
China — 20.8%
Alibaba Group Holding, Ltd.(1)	6,688,386	$ 72,516,698
BYD Co., Ltd., Class H	1,244,500	38,343,316
China Overseas Property Holdings, Ltd.	21,097,352	23,743,765
H World Group, Ltd. ADR(1)	502,419	19,810,381
Hangzhou Tigermed Consulting Co., Ltd., Class A	1,298,401	11,865,578
JD.com, Inc., Class A	1,391,637	20,246,690
Meituan, Class B(1)(2)	2,895,095	41,909,945
Midea Group Co., Ltd., Class A	1,509,434	11,514,638
NARI Technology Co., Ltd., Class A	12,717,995	38,695,933
Shenzhen Inovance Technology Co., Ltd., Class A	4,059,636	37,097,720
Sungrow Power Supply Co., Ltd., Class A	2,174,430	26,653,698
Tencent Holdings, Ltd.	2,531,671	98,137,522
		$ 440,535,884
Hong Kong — 6.1%
AIA Group, Ltd.	7,615,017	$ 61,583,724
Hong Kong Exchanges & Clearing, Ltd.	1,044,000	38,745,721
Samsonite International S.A.(1)(2)	8,656,802	29,603,891
		$ 129,933,336
Hungary — 1.8%
Richter Gedeon Nyrt	1,609,871	$ 38,945,810
		$ 38,945,810
India — 15.6%
Bajaj Finserv, Ltd.	1,326,142	$ 24,497,581
Bharat Forge, Ltd.	772,154	10,141,875
HDFC Bank, Ltd.	2,062,156	37,808,581
Hero MotoCorp, Ltd.	661,727	24,291,549
ICICI Bank, Ltd.	3,760,977	43,138,551
Infosys, Ltd.	3,043,883	52,098,723
Maruti Suzuki India, Ltd.	447,402	56,914,959
Max Healthcare Institute, Ltd.	2,990,863	20,425,203
Samvardhana Motherson International, Ltd.	22,560,965	25,961,908
SBI Life Insurance Co., Ltd.(2)	2,267,682	35,696,470
		$ 330,975,400
Security	Shares	Value
Indonesia — 3.0%
Bank Rakyat Indonesia Persero Tbk PT	190,480,159	$ 64,331,393
		$ 64,331,393
Malaysia — 1.8%
Press Metal Aluminium Holdings Bhd	38,438,400	$ 38,485,964
		$ 38,485,964
Mexico — 4.0%
Grupo Financiero Banorte SAB de CV, Class O	4,075,516	$ 34,159,267
Wal-Mart de Mexico SAB de CV	13,658,687	51,554,636
		$ 85,713,903
South Africa — 7.3%
Clicks Group, Ltd.	2,321,830	$ 31,695,260
FirstRand, Ltd.	7,473,954	25,167,942
Prosus NV(3)	3,286,003	96,887,038
		$ 153,750,240
South Korea — 10.2%
KB Financial Group, Inc.	657,244	$ 26,806,935
LG Chem, Ltd.	62,699	22,956,373
Samsung Electronics Co., Ltd.	3,271,900	165,407,988
		$ 215,171,296
Sweden — 1.7%
Epiroc AB, Class A	1,919,743	$ 36,450,631
		$ 36,450,631
Taiwan — 16.5%
Accton Technology Corp.	1,910,000	$ 29,303,550
Airtac International Group	816,000	24,792,241
Chailease Holding Co., Ltd.	4,095,380	22,996,526
Delta Electronics, Inc.	4,942,000	49,775,428
Lotes Co., Ltd.	654,000	16,713,122
Taiwan Semiconductor Manufacturing Co., Ltd.	11,296,000	184,195,207
Wiwynn Corp.	456,000	21,263,569
		$ 349,039,643
United Arab Emirates — 1.6%
Abu Dhabi Commercial Bank PJSC	14,628,242	$ 34,450,515
		$ 34,450,515
United States — 1.3%
Micron Technology, Inc.	399,996	$ 27,211,728
		$ 27,211,728
Total Common Stocks (identified cost $2,087,531,519)		$2,104,982,176

8
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Schedule of Investments — continued

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(4)(5)	$5,170	$ 5,099,119
Total High Social Impact Investments (identified cost $5,170,000)		$ 5,099,119

Rights — 0.0%(6)

Security	Shares	Value
Brazil — 0.0%(6)
Localiza Rent a Car S.A., Exp. 11/10/23(1)	23,285	$ 52,949
Total Rights (identified cost $0)		$ 52,949

Short-Term Investments — 0.0%(6)

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(7)	7,808	$ 7,808
Total Short-Term Investments (identified cost $7,808)		$ 7,808

Total Investments — 99.5% (identified cost $2,092,709,327)	$2,110,142,052
Other Assets, Less Liabilities — 0.5%	$ 9,802,518
Net Assets — 100.0%	$2,119,944,570

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $107,210,306 or 5.1% of the Fund's net assets.
(3)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $9,515,855.
(4)	May be deemed to be an affiliated company (see Note 7).
(5)	Restricted security. Total market value of restricted securities amounts to $5,099,119, which represents 0.2% of the net assets of the Fund as of September 30, 2023.
(6)	Amount is less than 0.05%.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
At September 30, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Information Technology	25.8%
Financials	25.2
Consumer Discretionary	22.2
Industrials	10.2
Communication Services	4.6
Consumer Staples	3.9
Health Care	3.4
Materials	2.9
Real Estate	1.1
High Social Impact Investments	0.2
Total	99.5%

Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$5,170,000

Abbreviations:
ADR	– American Depositary Receipt
PFC Shares	– Preference Shares
9
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,087,531,519) - including $9,515,855 of securities on loan	$ 2,105,035,125
Investments in securities of affiliated issuers, at value (identified cost $5,177,808)	5,106,927
Cash denominated in foreign currency, at value (cost $21,547,292)	21,481,494
Receivable for investments sold	19,573,535
Receivable for capital shares sold	2,408,901
Dividends and interest receivable	3,026,895
Dividends and interest receivable - affiliated	89,444
Securities lending income receivable	1,618
Receivable from affiliates	60,441
Directors' deferred compensation plan	733,804
Total assets	$2,157,518,184
Liabilities
Payable for investments purchased	$ 1,501,473
Payable for capital shares redeemed	6,097,270
Payable for foreign capital gains taxes	6,125,573
Payable to affiliates:
Investment advisory fee	1,335,796
Administrative fee	219,765
Distribution and service fees	49,299
Sub-transfer agency fee	50,632
Directors' deferred compensation plan	733,804
Accrued expenses	1,130,002
Demand note payable	20,330,000
Total liabilities	$ 37,573,614
Net Assets	$2,119,944,570
Sources of Net Assets
Paid-in capital	$ 2,439,509,314
Accumulated loss	(319,564,744)
Net Assets	$2,119,944,570
Class A Shares
Net Assets	$ 175,220,092
Shares Outstanding	11,522,769
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.21
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 16.05
Class C Shares
Net Assets	$ 14,340,622
Shares Outstanding	983,099
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 14.59
10
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 1,598,482,950
Shares Outstanding	104,114,699
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.35
Class R6 Shares
Net Assets	$ 331,900,906
Shares Outstanding	21,669,140
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.32

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $7,593,282)	$ 45,483,421
Dividend income - affiliated issuers	1,791,691
Non-cash dividend income	6,656,626
Interest income (net of foreign taxes withheld of $64)	8,154
Interest income - affiliated issuers	77,550
Securities lending income, net	23,335
Total investment income	$ 54,040,777
Expenses
Investment advisory fee	$ 17,398,365
Administrative fee	2,802,450
Distribution and service fees:
Class A	483,332
Class C	169,730
Directors' fees and expenses	157,499
Custodian fees	738,240
Transfer agency fees and expenses	2,166,671
Accounting fees	451,563
Professional fees	179,666
Registration fees	90,494
Reports to shareholders	170,209
Miscellaneous	203,108
Total expenses	$ 25,011,327
Waiver and/or reimbursement of expenses by affiliates	$ (1,411,770)
Net expenses	$ 23,599,557
Net investment income	$ 30,441,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities (net of foreign capital gains taxes of $4,789,129)	$ (184,390,162)
Foreign currency transactions	(3,597,763)
Net realized loss	$(187,987,925)
Change in unrealized appreciation (depreciation):
Investment securities (including net decrease in payable for foreign capital gains taxes of $779,012)	$ 326,236,874
Investment securities - affiliated issuers	297,430
Foreign currency	556,093
Net change in unrealized appreciation (depreciation)	$ 327,090,397
Net realized and unrealized gain	$ 139,102,472
Net increase in net assets from operations	$ 169,543,692
12
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 30,441,220	$ 30,311,016
Net realized loss	(187,987,925)	(141,820,196)
Net change in unrealized appreciation (depreciation)	327,090,397	(1,073,645,655)
Net increase (decrease) in net assets from operations	$ 169,543,692	$(1,185,154,835)
Distributions to shareholders:
Class A	$ (1,025,970)	$ (725,054)
Class I	(14,062,537)	(23,624,539)
Class R6	(2,319,617)	(4,343,502)
Total distributions to shareholders	$ (17,408,124)	$ (28,693,095)
Capital share transactions:
Class A	$ (15,756,081)	$ (25,911,123)
Class C	(5,912,624)	(4,437,988)
Class I	(346,832,012)	(569,958,512)
Class R6	54,702,026	(108,315,286)
Net decrease in net assets from capital share transactions	$ (313,798,691)	$ (708,622,909)
Net decrease in net assets	$ (161,663,123)	$(1,922,470,839)
Net Assets
At beginning of year	$ 2,281,607,693	$ 4,204,078,532
At end of year	$2,119,944,570	$ 2,281,607,693
13
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.26	$ 20.98	$ 18.33	$ 16.05	$ 15.55
Income (Loss) From Operations
Net investment income(1)	$ 0.17	$ 0.14	$ 0.12	$ 0.09	$ 0.17
Net realized and unrealized gain (loss)	0.86	(6.79)	2.59	2.27	0.45
Total income (loss) from operations	$ 1.03	$ (6.65)	$ 2.71	$ 2.36	$ 0.62
Less Distributions
From net investment income	$ (0.08)	$ (0.07)	$ (0.06)	$ (0.08)	$ (0.12)
Total distributions	$ (0.08)	$ (0.07)	$ (0.06)	$ (0.08)	$ (0.12)
Net asset value — End of year	$ 15.21	$ 14.26	$ 20.98	$ 18.33	$ 16.05
Total Return(2)	7.22%	(31.79)%	14.70%	14.82%	4.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$175,220	$178,282	$290,117	$173,728	$132,066
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.30%	1.29%	1.27%	1.27%	1.41%
Net expenses	1.24% (4)	1.24% (4)	1.24%	1.24%	1.25%
Net investment income	1.08%	0.76%	0.54%	0.54%	1.06%
Portfolio Turnover	59%	56%	36%	38%	32%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
14
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.71	$ 20.25	$ 17.78	$ 15.62	$ 15.18
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.05	$ (0.02)	$ (0.07)	$ (0.04)	$ 0.05
Net realized and unrealized gain (loss)	0.83	(6.52)	2.54	2.20	0.45
Total income (loss) from operations	$ 0.88	$ (6.54)	$ 2.47	$ 2.16	$ 0.50
Less Distributions
From net investment income	$ —	$ —	$ —	$ —	$ (0.06)
Total distributions	$ —	$ —	$ —	$ —	$ (0.06)
Net asset value — End of year	$ 14.59	$ 13.71	$ 20.25	$ 17.78	$ 15.62
Total Return(2)	6.42%	(32.30)%	13.83%	13.89%	3.33%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,341	$19,000	$33,249	$30,938	$28,794
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.05%	2.05%	2.02%	2.02%	2.16%
Net expenses	1.99% (4)	1.99% (4)	1.99%	1.99%	2.00%
Net investment income (loss)	0.30%	(0.09)%	(0.32)%	(0.22)%	0.35%
Portfolio Turnover	59%	56%	36%	38%	32%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
15
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.40	$ 21.21	$ 18.52	$ 16.22	$ 15.73
Income (Loss) From Operations
Net investment income(1)	$ 0.21	$ 0.17	$ 0.16	$ 0.13	$ 0.22
Net realized and unrealized gain (loss)	0.86	(6.82)	2.62	2.29	0.45
Total income (loss) from operations	$ 1.07	$ (6.65)	$ 2.78	$ 2.42	$ 0.67
Less Distributions
From net investment income	$ (0.12)	$ (0.16)	$ (0.09)	$ (0.12)	$ (0.18)
Total distributions	$ (0.12)	$ (0.16)	$ (0.09)	$ (0.12)	$ (0.18)
Net asset value — End of year	$ 15.35	$ 14.40	$ 21.21	$ 18.52	$ 16.22
Total Return(2)	7.42%	(31.59)%	14.94%	15.07%	4.36%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,598,483	$1,818,889	$3,357,833	$2,530,135	$1,817,479
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.05%	1.04%	1.02%	1.02%	1.15%
Net expenses	0.99% (4)	0.99% (4)	0.99%	0.99%	0.97%
Net investment income	1.33%	0.91%	0.71%	0.79%	1.41%
Portfolio Turnover	59%	56%	36%	38%	32%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
16
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.37	$ 21.18	$ 18.49	$ 16.19	$ 15.72
Income (Loss) From Operations
Net investment income(1)	$ 0.22	$ 0.18	$ 0.17	$ 0.14	$ 0.27
Net realized and unrealized gain (loss)	0.87	(6.81)	2.62	2.30	0.40
Total income (loss) from operations	$ 1.09	$ (6.63)	$ 2.79	$ 2.44	$ 0.67
Less Distributions
From net investment income	$ (0.14)	$ (0.18)	$ (0.10)	$ (0.14)	$ (0.20)
Total distributions	$ (0.14)	$ (0.18)	$ (0.10)	$ (0.14)	$ (0.20)
Net asset value — End of year	$ 15.32	$ 14.37	$ 21.18	$ 18.49	$ 16.19
Total Return(2)	7.55%	(31.55)%	15.09%	15.13%	4.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$331,901	$265,436	$522,879	$313,830	$218,601
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.98%	0.97%	0.94%	0.95%	1.06%
Net expenses	0.92% (4)	0.92% (4)	0.92%	0.92%	0.92%
Net investment income	1.36%	1.00%	0.78%	0.84%	1.67%
Portfolio Turnover	59%	56%	36%	38%	32%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
17
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Emerging Markets Equity Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Effective after the close of business on May 14, 2021, the Fund was closed to new investors, subject to limited exceptions. The Fund was re-opened to new investors effective November 22, 2022. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
18

Calvert
Emerging Markets Equity Fund
September 30, 2023
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Brazil	$ 104,570,003	$ 574,596	$ —	$ 105,144,599
Chile	—	54,841,834	—	54,841,834
China	19,810,381	420,725,503	—	440,535,884
Hong Kong	—	129,933,336	—	129,933,336
Hungary	—	38,945,810	—	38,945,810
India	—	330,975,400	—	330,975,400
Indonesia	—	64,331,393	—	64,331,393
Malaysia	—	38,485,964	—	38,485,964
Mexico	85,713,903	—	—	85,713,903
South Africa	—	153,750,240	—	153,750,240
South Korea	—	215,171,296	—	215,171,296
Sweden	—	36,450,631	—	36,450,631
Taiwan	—	349,039,643	—	349,039,643
United Arab Emirates	—	34,450,515	—	34,450,515
United States	27,211,728	—	—	27,211,728
Total Common Stocks	$237,306,015	$1,867,676,161 (1)	$ —	$2,104,982,176
High Social Impact Investments	$ —	$ 5,099,119	$ —	$ 5,099,119
Rights	—	52,949	—	52,949
Short-Term Investments	7,808	—	—	7,808
Total Investments	$237,313,823	$1,872,828,229	$ —	$2,110,142,052

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection
19

Calvert
Emerging Markets Equity Fund
September 30, 2023
Notes to Financial Statements — continued

with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes—  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. Prior to July 1, 2023, CRM received a fee, payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets. The investment advisory fee is computed at an annual rate of 0.73% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $17,398,365, or 0.75% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $56,810 relating to the Fund’s investment in the Liquidity Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Hermes Investment Management Limited (Hermes). CRM pays Hermes a portion of its investment advisory fee for sub-advisory services provided to the Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.24%, 1.99%, 0.99% and 0.92% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $1,354,960.
20

Calvert
Emerging Markets Equity Fund
September 30, 2023
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $2,802,450.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $483,332 and $169,730 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $3,957 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received less than $100 and $5,652 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 in the amount of $898.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $194,021 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,333,299,973 and $1,621,515,115, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$17,408,124	$28,693,095
During the year ended September 30, 2023, accumulated loss was increased by $3,901,635 and paid-in capital was increased by $3,901,635 primarily due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
21

Calvert
Emerging Markets Equity Fund
September 30, 2023
Notes to Financial Statements — continued

As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 14,725,474
Deferred capital losses	(309,840,942)
Net unrealized depreciation	(24,449,276)
Accumulated loss	$(319,564,744)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $309,840,942 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $259,630,511 are short-term and $50,210,431 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,128,373,408
Gross unrealized appreciation	$ 243,655,003
Gross unrealized depreciation	(261,886,359)
Net unrealized depreciation	$ (18,231,356)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan was $9,515,855 and the total value of collateral received was $9,907,962, comprised of U.S. government and/or agencies securities.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
22

Calvert
Emerging Markets Equity Fund
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the Fund had a balance outstanding pursuant to this line of credit of $20,330,000 at an annual interest rate of 6.33%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2023. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023. The Fund's average borrowings and allocated fees for the year ended September 30, 2023 were not significant.
Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2023, the value of the Fund’s investment in the Notes and in funds that may be deemed to be affiliated was $5,106,927, which represents 0.2% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$4,801,689	$ —	$ —	$ —	$ 297,430	$ 5,099,119	$ 77,550	$5,170,000
Short-Term Investments
Liquidity Fund	1,258	678,446,411	(678,439,861)	—	—	7,808	1,791,691	7,808
Total				$ —	$297,430	$5,106,927	$1,869,241

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,651,709	$ 83,959,127	29,678,729	$ 512,004,407
Reinvestment of distributions	33,171	523,432	27,819	559,156
Shares redeemed	(6,662,979)	(100,238,640)	(31,036,827)	(538,474,686)
Net decrease	(978,099)	$ (15,756,081)	(1,330,279)	$ (25,911,123)
Class C
Shares sold	29,795	$ 460,125	75,305	$ 1,377,530
Shares redeemed	(432,393)	(6,372,749)	(331,663)	(5,815,518)
Net decrease	(402,598)	$ (5,912,624)	(256,358)	$ (4,437,988)
23

Calvert
Emerging Markets Equity Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	30,221,849	$ 485,787,382	50,052,091	$ 926,913,958
Reinvestment of distributions	844,844	13,441,473	1,114,340	22,565,377
Shares redeemed	(53,273,460)	(846,060,867)	(83,134,435)	(1,519,437,847)
Net decrease	(22,206,767)	$(346,832,012)	(31,968,004)	$ (569,958,512)
Class R6
Shares sold	8,913,564	$ 144,800,692	6,309,425	$ 115,719,589
Reinvestment of distributions	119,833	1,900,552	164,920	3,331,380
Shares redeemed	(5,837,507)	(91,999,218)	(12,689,642)	(227,366,255)
Net increase (decrease)	3,195,890	$ 54,702,026	(6,215,297)	$ (108,315,286)
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
24

Calvert
Emerging Markets Equity Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Emerging Markets Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Emerging Markets Equity Fund (the "Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
25

Calvert
Emerging Markets Equity Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $28,382,106, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2023, the Fund paid foreign taxes of $12,280,364 and recognized foreign source income of $64,031,098.
26

Calvert
Emerging Markets Equity Fund
September 30, 2023
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
27

Calvert
Emerging Markets Equity Fund
September 30, 2023
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Emerging Markets Equity Fund (the “Fund”), and the investment sub-advisory agreement with Hermes Investment Management Limited (the “Sub-Adviser”), including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of its peer universe for the one- and five-year periods ended December 31, 2022, while it had underperformed the median of its peer universe for the three-year period ended December 31, 2022. This performance data also indicated that the Fund had underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective
28

Calvert
Emerging Markets Equity Fund
September 30, 2023
Board of Directors' Contract Approval — continued

median of the Fund’s expense group. The Board took into account the Adviser’s and Sub-Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser and Sub-Adviser were waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee and the sub-advisory fee was negotiated at arm’s length by the Adviser, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee and the sub-advisory fee was negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
29

Calvert
Emerging Markets Equity Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Calvert
Emerging Markets Equity Fund
September 30, 2023
Management and Organization

Fund Management. The Directors of Calvert World Values Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Theodore H. Eliopoulos(1) 1964	Director and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Directors
Richard L. Baird, Jr.(2) 1948	Director	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Director	Since 1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2005	Attorney. Other Directorships. Palm Management Corporation.
31

Calvert
Emerging Markets Equity Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Eddie Ramos(3) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Directors.
(3) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

33

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
34

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
35

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Hermes Investment Management Limited
150 Cheapside
London EC2V 6ET
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24213     9.30.23

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2022 and September 30, 2023 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/22	%*	9/30/23	%*
Audit Fees	$135,500	0%	$149,600	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$135,500	0%	$149,600	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) ) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/22		Fiscal Year ended 9/30/2023
$	%*	$	%*
$0	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 8, 2023

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date: December 8, 2023